UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
11711 N. College Ave., #200, Carmel, IN 46032

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
11711 N. College Ave., #200, Carmel, IN 46032

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

FOCUS FUND (AFOCX)

MULTICAP FUND (ALSMX)

ANNUAL REPORT

AUGUST 31, 2023

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2023 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 8.72% for the Year ended August 31, 2023 and 5.12% since inception (September 27, 2005) compared to a total return of 5.64% and 6.94% for the Dow Jones Moderate U.S. Portfolio Index, and 6.48% and 6.00% for the Morningstar Moderate Target Risk Index over the same periods.

Performance Review

The Fund maintained a balance of approximately 70% equities and 30% fixed income throughout the year.  The Fund's investment style has remained consistent within both equities and fixed income by maintaining a tilt towards large-cap value in equities and short- to intermediate-term investment grade companies in fixed income. We are pleased with the performance during what has been a challenging macroeconomic environment and continue to believe the conservative positioning of the Fund is prudent for the style and will reward shareholders over the long term.

Equity Portfolio

We continue to focus our efforts on holding companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations.  We have also leaned towards companies with shareholder friendly stock buyback and dividend policies, as those returns to shareholders are a positive contributor to long-term performance.  Our focus on companies which can weather economic uncertainty by generating their own liquidity and maintain reasonable balance sheets has been rewarded as monetary policy has abruptly changed.  Artificially low interest rates and dramatically increasing money supply since the start of the pandemic fed investor optimism and pushed valuations on many relatively young, growth stocks to extreme highs.  As the Federal Reserve was forced to address growing inflation, prices of high multiple growth stocks have continued to struggle.  Sectors historically favored by income investors such as Utilities, Financials, and Consumer Staples have been pressured as yields have risen dramatically in the bond markets.  We believe that the market will begin to recognize the value present in several of these beaten down sectors and companies.  We continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by managing sector and position weightings as market conditions and valuations warrant.  The fund maintains significant weighting in certain segments of the Financial, Industrial, Healthcare, and Technology sectors.

Fixed-Income Portfolio

The fund has maintained a relatively short-term, high-quality position. Our positioning has been rewarded by the market as interest rates have risen sharply throughout the year.  Although there may come a time when it is prudent to do so, the managers believe that the risk added to the portfolio by lengthening duration and/or reducing credit quality does not offer material compensation at present.  We continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.  A more active Federal Reserve has

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ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

added to volatility in the fixed income markets.  Many companies have weakened their balance sheets by issuing debt over the past several years to fund more stockholder friendly actions.  We feel it is prudent to maintain a more defensive posture by overweighting short- to intermediate-term maturities and keeping a close eye on the credit quality of issuers.  This position may cause periods of short-term relative underperformance but reduces volatility and allows the managers to take advantage of opportunities when the market presents them.

Current Strategy

We will continue to monitor the performance of each security on a case-by-case basis relative to our estimate of fair value.  When we feel the market value of a specific security is beyond a reasonable valuation for the company, we will discontinue holding that security or significantly reduce the size of the position.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation returns to a “buying” level, we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors or stocks because they are currently “hot”.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and remains focused on uncovering value over the long term.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2023 and are not intended as a forecast or investment recommendation.

Archer Income Fund (ARINX)

The Archer Income Fund returned 0.99% for the year ended August 31, 2023 and 2.12% from the date of inception on March 11, 2011 compared to -1.19% and 1.86% for the Barclay’s Capital US Aggregate Bond Index and 1.81% and 2.57% for the Barclay’s Intermediate Credit Index over the same time periods.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  While historically a difficult task under the best circumstances, guessing the direction and magnitude of short-term changes in interest rates has been a fools errand the last few years.  As inflation concerns built in 2019, the Federal Reserve leaned towards more restrictive

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ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

monetary policy, only to have to pivot to a more accommodative stance as trade related fears crept into the market.  This accommodative trend accelerated dramatically as the pandemic took hold and policy makers were forced to provide fiscal stimulus while the Federal Reserve expanded its balance sheet significantly and promised to keep rates at, or near, zero percent for the foreseeable future.  As it became clear that inflation created by the overwhelming accommodation of the pandemic era was not “transitory”, the Fed was forced to do another about face and begin their most aggressive tightening campaign in decades.  The result has been a sharp repricing of bonds across the curve with yields rising sharply and longer-term bond prices dropping significantly.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  Our flexibility also enabled us to take advantage of opportunities at steep discounts during the eye of the pandemic-created storm in the financial markets.  The managers believe it is prudent to continue to position the portfolio to protect against interest-rate, default and currency risks.  Our “barbell” approach has allowed us to take advantage of several opportunities presented when others have been forced to sell at attractive discounts, while maintaining liquidity and an effective duration much lower than that of our benchmark indices, resulting in significant outperformance over the past several years.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a return of 16.17% for the year ended August 31, 2023 and 8.73% since inception of March 11, 2011.  This compared to a return of 15.94% and 12.62% for the S&P 500 Index for the same periods.

Performance Review

The Archer Stock Fund seeks to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  Although managers closely monitor macro-economic conditions, positions in the fund are normally selected on their own merits using company fundamentals and valuation as a guide.  There will be times when this method of selecting securities may lead to the relative over- or underweighting of sectors.  The fund currently maintains relatively large weightings in healthcare, and technology companies.  As of August 31, 2023, the Fund held 39 equity positions and a roughly 1% cash position.  Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to 50 holdings.  This results in a concentrated portfolio which can lead to periods of relative underperformance but will reduce turnover of the portfolio in an attempt to create long-term shareholder value.   We continue to seek out companies with strong balance sheets and the opportunity to improve sales and earnings over the long term.

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ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

Archer Dividend Growth Fund (ARDGX)

The Archer Dividend Growth Fund returned -0.59% for the year ended August 31, 2023 and 5.07% from the date of inception on September 1, 2016 compared to a return of 7.56% and 8.61% for the Dow Jones US Large-Cap Value Total Stock Market Index and 2.22% and 3.22% for the Morningstar Dividend Yield Focus Index over the same periods.

Performance Review

The Archer Dividend Growth Fund invests primarily in large and medium sized companies which we believe will provide long-term dividend payment growth for shareholders.  Holdings are weighted towards companies with strong balance sheets and consistently increasing payouts to shareholders selling at an attractive discount to our estimate of fair value.  This relatively deep value strategy has underperformed the broader market in recent years as the performance of many popular indices has been driven by an increasingly small number of high growth companies.  The performance differential widened significantly during post-COVID rally as high growth technology and biotechnology companies attracted investor dollars away from the more stable, dividend paying, value segments of the market.  Recently, the spread has begun to narrow as investors have begun to recognize the value of stable cash flows and predictable business models. Concerns surrounding the banking system early in the year and the recent sharp rise in bond market yields led to relative underperformance, particularly when compared to funds focusing on factors other than dividend payments.

Ultimately, we are confident in our portfolio of companies and believe value will be recognized in our holdings and offer attractive appreciation in addition to the growing dividend income stream.  We believe the Archer Dividend Growth Fund offers an attractive alternative to investors seeking monthly income who are concerned about inflation and the erosion of real income.

Archer Focus Fund (AFOCX) and Archer Multi Cap Fund (ALSMX)

The Archer Focus Fund and the Archer Multi Cap Fund were both launched on December 31, 2019.     The Archer Focus Fund returned 8.25% for the year ended August 31, 2023 and 7.34% from the date of inception on December 31, 2019 compared to a return of 12.58% and 7.82% for the Dow Jones Industrial Average Index over the same time periods.  The Archer Multi Cap Fund returned 11.75% for the year ended August 31, 2023 and 6.33% from the date of inception on December 31, 2019.  This compares to returns 15.94% & 11.40% for the S&P 500 Index, 5.44% & 6.75% for the S&P 600 Small Cap Index, and 10.66% & 8.67% for the S&P 400 Mid Cap Index over the same periods.

The Archer Focus Fund seeks long-term growth of capital by investing in financially sound, large and medium-sized companies with dominant franchises. Under normal conditions, the Fund holds a relatively concentrated portfolio of 50 or fewer US common stocks. Potential investments are carefully screened for balance sheet strength,

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ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

sustainable earnings and free cash flow, and durable market position.  The Focus Fund maintained a relatively concentrated portfolio during the year and had 40 equity holdings as of August 31, 2023 with Communication Services, Healthcare, Utilities, and Consumer Defensives making up the largest sector weightings, while Industrials, Basic Materials, and Financials were the smallest portfolio weightings.  We remain confident in our holdings’ ability to weather shifting macroeconomic challenges as we focus on owning relatively large, financially stable companies with long-term earnings power.

The Archer Multi Cap Fund seeks long-term growth of capital by investing in up to 75 equity positions split evenly between the top 25 small, medium, and large publicly traded US companies at the beginning of each calendar year based on market capitalization. Position sizes are adjusted throughout the year driven by our proprietary quantitative and technical models and rebalanced annually.  As of August 31, 2023 the Multi Cap fund maintained a slight overweighting to larger companies as the fund was allocated roughly 39% large-cap, 30% mid-cap, and 31% small-cap.  Growth continues to be the overwhelming “style factor” of the fund as approximately 45% of holdings are categorized as such.  In terms of sector weightings Technology, Industrials, and Healthcare companies were the largest holdings, while the fund maintained relatively little exposure to Consumer Staples, Real Estate, and Utilities.  The relative overweighting of large companies aided relative performance during the year, but the rapid changes to sector leadership and style factor performance has led to underperformance relative to the blended benchmark since inception. We continue to believe that the relatively balanced market cap exposure provided by the Fund will reward patient shareholders over time.

Troy C. Patton, CPA/ABV

John W. Rosebrough, CFA

Portfolio Managers – The Archer Funds

Annual Report | 5

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2023
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index	Morningstar Moderate Target Risk Index
1 Year	8.72%	5.64%	6.48%
3 Year	6.34%	4.66%	2.88%
5 Year	5.84%	5.46%	4.67%
10 Year	7.45%	7.31%	5.91%
Since Inception	5.12%	6.94%	6.00%
Value	$24,467	$33,340	$28,443

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

The Morningstar Moderate Target Risk Index is a member of the Morningstar Target Risk Series that spans the risk spectrum from conservative to aggressive. The indexes can serve as benchmarks to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for performance comparison. Morningstar indexes cover a global set of stocks, bonds, and commodities and are specifically designed to be seamless, investable building blocks that deliver pure asset-class exposure.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

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ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2023
	Archer Income Fund	Bloomberg Barclay's Capital U.S. Aggregate Bond Index	Bloomberg Barclay's Intermediate Credit Index
1 Year	0.99%	-1.19%	1.81%
3 Year	-0.67%	-4.41%	-2.18%
5 Year	1.35%	0.49%	1.70%
10 Year	1.92%	1.48%	2.20%
Since Inception *	2.12%	1.86%	2.57%
Value	$12,993	$12,581	$13,732

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Bloomberg Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Bloomberg Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 7

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2023
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	16.17%	15.94%	10.66%
3 Year	8.05%	10.52%	12.79%
5 Year	7.92%	11.12%	6.94%
10 Year	9.51%	12.80%	10.06%
Since Inception *	8.73%	12.62%	10.20%
Value	$28,424	$44,089	$33,592

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

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ARCHER DIVIDEND GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2023
	Archer Dividend Growth Fund	Dow Jones US Large-Cap Value Total Stock Market Index	Morningstar Dividend Yield Focus Index
1 Year	-0.59%	7.56%	2.22%
3 Year	9.71%	10.60%	6.55%
Since Inception *	5.07%	8.61%	3.22%
Value	$14,131	$17,816	$12,488

*This chart assumes an initial investment of $10,000 made on September 1, 2016.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones US Large-Cap Value Total Stock Market Index measures large cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire’s criteria for value.

Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S. domiciled companies with strong financial health and an ability to sustain above average dividend payouts. The index consists of 75 stocks that are weighted in proportion to the total pool of dividends available to investors.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 9

ARCHER FOCUS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

   Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2023
	Archer Focus Fund	Dow Jones Industrial Average Index	S&P 500 Index
1 Year	8.25%	12.58%	15.94%
3 Year	7.65%	9.08%	10.52%
Since Inception *	7.34%	7.82%	11.39%
Value	$12,967	$13,182	$14,860

*This chart assumes an initial investment of $10,000 made on December 30, 2019.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the nineteenth century. The Dow is computed using a price-weighted indexing system, rather than the more common market cap-weighted indexing system.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 10

ARCHER MULTI CAP FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

   Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2023
	Archer Multi Cap Fund	S&P 500 Index	S&P 600 Small Cap Index	S&P 400 Mid Cap Index	Synthetic Blend 33-33-33
1 Year	11.75%	15.94%	5.44%	10.66%	10.85%
3 Year	6.55%	10.53%	12.53%	12.79%	12.30%
Since Inception *	6.33%	11.40%	6.75%	8.67%	9.26%
Value	$12,525	$14,860	$12,711	$13,571	$13,838

*This chart assumes an initial investment of $10,000 made on December 30, 2019.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor’s 600 Index (“S&P 600”) seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Synthetic Blend Index consists of 33% S&P 500, 33% S&P 600, and 33% S&P 400.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 11

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 12

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

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ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 14

ARCHER DIVIDEND GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 15

ARCHER FOCUS FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 16

ARCHER MULTI CAP FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Industrials 15.37%
Money Market Fund 1.60%
Real Estate Investment Trusts 2.77%
Technology 15.33%
Utilities 1.26%
Basic Materials 8.10%
Communication Services 7.06%
Consumer Cyclical 11.73%
Consumer Defensive 4.41%
Energy 5.27%
Financial Services 13.11%
Healthcare 13.99%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 17

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares/Principal		Value

COMMON STOCKS - 69.91%

Air Courier Services - 2.53%
4,400	FedEx Corp.	$ 1,148,488

Aircraft Engines & Engine Parts - 2.07%
5,000	Honeywell International, Inc.	939,700

Beverages - 1.57%
4,000	PepsiCo, Inc.	711,680

Commercial Banks - 1.48%
11,000	Toronto Dominion Bank (Canada)	671,110

Electric Services - 2.23%
15,200	NextEra Energy, Inc.	1,015,360

Electrical Work - 5.08%
11,000	Quanta Services, Inc.	2,308,570

Electromedical & Electrotherapeutic Apparatus - 1.17%
6,500	Medtronic PLC. (Ireland)	529,750

Electronic Computers - 2.77%
6,700	Apple, Inc.	1,258,729

Food & Kindred Products - 1.29%
4,900	Nestle S.A. ADR	588,637

Guided Missiles & Space Vehicles & Parts - 2.51%
2,550	Lockheed Martin Corp.	1,143,292

National Commercial Banks - 3.79%
13,000	Citigroup, Inc.	536,770
8,100	JPMorgan Chase & Co.	1,185,273
		1,722,043
Petroleum Refining - 2.23%
6,300	Chevron Corp.	1,014,930

Pharmaceutical Preparations - 9.73%
8,550	Bristol Myers Squibb Co.	527,107
1,800	Eli Lilly & Co.	997,560
5,000	Johnson & Johnson	808,400
11,950	Merck & Co., Inc.	1,302,311
22,300	Pfizer, Inc.	788,974
		4,424,352
Railroads, Line-Haul Operating - 2.23%
4,600	Union Pacific Corp. Class B	1,014,622

Retail - Drug Stores and Proprietary Stores - 1.95%
13,594	CVS Health Corp.	885,921

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Retail - Lumber & Other Building Material Dealers - 1.60%
2,200	Home Depot, Inc.	$ 726,660

Retail - Variety Stores - 2.86%
8,000	WalMart, Inc.	1,300,880

Rubber & Plastics Footwear - 1.12%
5,000	Nike, Inc. Class B	508,550

Semiconductors & Related Devices - 5.34%
1,600	Broadcom, Inc.	1,476,624
13,200	Intel Corp.	463,848
2,900	Texas Instruments, Inc.	487,374
		2,427,846
Services - Business Services - 5.00%
3,000	Accenture PLC. Class A (Ireland)	971,310
3,150	MasterCard, Inc. Class A	1,299,816
		2,271,126
Services - Computer Programming, Data Processing, Etc. - 5.99%
10,700	Alphabet, Inc. Class A *	1,457,019
4,275	Meta Platforms, Inc. Class A *	1,264,930
		2,721,949
Services - Medical Laboratories - 0.98%
2,150	Laboratory Corp. of America Holdings	447,415

Services - Miscellaneous Amusement & Recreation - 0.74%
4,000	Walt Disney Co. *	334,720

Services - Prepackaged Software - 3.65%
3,700	Microsoft Corp.	1,212,712
2,643	VMWare, Inc. Class A *	446,086
		1,658,798

TOTAL FOR COMMON STOCKS (Cost $16,620,454) - 69.91%		31,775,128

CORPORATE BONDS - 15.59% (c)

Air Transportation, Scheduled - 0.55%
250,000	Southwest Airlines Co., 5.250%, due 5/04/25	248,331

Aircraft - 0.52%
250,000	Boeing Co., 2.600%, due 10/30/25	234,270

Beverages - 0.33%
150,000	Keurig Dr. Pepper, Inc., 3.130%, due 12/15/23	148,838

Commercial Banks - 0.20%
100,000	Royal Bank of Canada, 1.200%, due 4/27/26 (Canada)	89,605

Electric Services - 0.21%
100,000	Southern California Edison Co. Series E, 3.700%, due 8/01/25	96,633

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.66%
300,000	General Electric Co. Series A, 7.832%, to 9/15/23 (3-month US Libor + 2.28%) (b) **	$ 300,000

Financial Services - 0.26%
150,000	General Motors Financial Co., Inc., 3.100%, due 1/12/32	120,238

Hotels & Motels - 0.55%
250,000	Marriott International, Inc. Series Z, 4.150%, due 12/01/23	248,881

Investment Advice - 0.96%
200,000	Affiliated Managers Group, Inc., 3.500%, due 8/01/25	191,010
250,000	Janus Capital Group, Inc., 4.875%, due 8/01/25	245,156
		436,166
Miscellaneous Business Credit Institution - 0.11%
50,000	Ford Motor Credit Co. LLC., 3.810%, due 1/09/24	49,520

National Commercial Banks - 3.68%
300,000	Banc of California, Inc., 5.250%, due 4/15/25	283,885
100,000	Bank of America Corp. Series L, 3.950%, due 4/21/25	96,781
150,000	Huntington Bancshares, Inc. Series E, 8.44957%, to 1/15/24 (3-Month SOFR + 3.14161%) (b) **	136,041
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	125,613
150,000	JPMorgan Chase & Co. Series B, 6.13352%, due 2/01/27 (3-Month SOFR + 0.76161%) FRN	141,937
200,000	JPMorgan Chase & Co. Series Q, 8.88352%, to 11/01/23 (3-Month SOFR + 3.51161%) (b) **	200,379
100,000	Old National Bancorp, 4.125%, due 8/15/24	97,691
150,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	119,250
300,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	225,981
250,000	Wells Fargo & Co. Series MTN, 6.000%, due 10/28/25	247,094
		1,674,652
Operative Builders - 0.76%
150,000	Lennar Corp., 4.750%, due 11/29/27	145,412
200,000	Lennar Corp., 4.875%, due 12/15/23	199,815
		345,227
Other Real Estate Investment Trust - 0.31%
6,000	Ready Capital Corp., 5.750%, due 2/15/26	140,280

Personal Credit Institutions - 0.53%
250,000	Discover Financial Services Series D, 6.125%, to 6/23/25 (a) (b)	240,155

Pharmaceutical Preparations - 0.32%
100,000	AbbVie, Inc., 3.200%, due 5/14/26	95,051
50,000	Mylan, Inc., 4.200%, due 11/29/23	49,800
		144,851
Property & Casualty Insurance - 0.44%
200,000	Finial Holdings, Inc., 7.125%, due 10/15/23 (Switzerland)	200,136

Security Brokers, Dealers & Flotation Companies - 1.65%
400,000	Capital Southwest Corp., 3.375%, due 10/01/26	355,000
400,000	Goldman Sachs Group, Inc., Series MTN, 1.000%, due 11/15/23	393,685
		748,685

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Services - Advertising Agencies - 0.42%
200,000	Omnicom Group, Inc., 3.600%, due 4/15/26	$ 191,384

Services - Equipment Rental & Leasing - 0.91%
200,000	Air Lease Corp., 3.625%, due 12/01/27	183,741
250,000	United Rentals, Inc., 3.875%, due 11/15/27	231,538
		415,279
Services - Miscellaneous Amusement & Recreation -0.57%
250,000	Walt Disney Co., 7.700%, due 10/30/25	261,286

Services - Prepackaged Software - 0.51%
100,000	Oracle Corp., 1.650%, due 3/25/26	91,120
150,000	VMWare, Inc., 3.900%, due 8/21/27	141,291
		232,411
State Commercial Banks - 1.14%
100,000	Citizens Financial Group, Inc., 4.350%, due 8/01/25	94,820
250,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	230,271
200,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	181,959
200,000	SVB Financial Group, 4.100%, to 2/15/31 (a) (b)	10,000
		517,050

TOTAL FOR CORPORATE BONDS (Cost $7,808,932) - 15.59%		7,083,878

MUNICIPAL BONDS - 5.14% (c)

California - 0.09%
20,000	Porterville Unified School District, 7.250%, due 7/01/27	20,028
20,000	San Bernardino County Redevelopment Agency, 3.625%, due 9/01/24	19,512
		39,540
Georgia - 0.22%
99,000	Georgia Loc. Govt., 4.750%, due 6/01/28	100,804

Indiana - 0.69%
135,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150% due 7/15/27	137,811
190,000	Fishers, IN Econ Development Revenue Taxable-P3 Project, 2.650%, due 8/01/28	172,370
5,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.750%, due 1/15/24	4,998
		315,179
Maryland - 0.44%
200,000	Baltimore Board of School Commissioners City Schools Revenue, 5.692%, due 12/15/25	201,682

Michigan - 0.58%
25,000	City of Coldwater, MI Water Supply & Wastewater System Revenue, 5.000%, due 8/01/26	26,242
250,000	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	235,777
		262,019
New York - 1.05%
250,000	New York City, NY Transitional Financice Authority Revenue, 2.760%, due 2/01/26	236,687
250,000	New York St Dorm Auth Revenues, 1.085%, due 7/01/24	240,958
		477,645
Ohio - 0.58%
250,000	New Albany, Floyd County Industry School First Mortgage, 5.000%, due 1/15/27	263,310

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Pennsylvania - 0.88%
250,000	East-Norriton-Plymouth-Whipain Joint Sewer Authority, 1.832%, due 8/01/28	$ 217,682
200,000	Pennsylvania ST Txble-Ref-First-Refunding Series, 1.200%, due 8/01/26	179,880
		397,562
Washington - 0.15%
70,000	Douglas County, WA School District No. 206 Eastmont Qualified School Construction, 4.700%, due 12/01/25	69,292

Wisconsin - 0.46%
110,000	Greendale, WI Taxable Community Development, Series A, 4.750%, due 12/01/26	109,098
100,000	Wisconsin Health Edl Facs Auth Senior Living Revenue Taxable-Covenant Cmntys, Inc. Proj Ser A-2, 4.100%, due 1/01/24	99,264
		208,362

TOTAL FOR MUNICIPAL BONDS (Cost $2,491,951) - 5.14%		2,335,395

REAL ESTATE INVESTMENT TRUSTS - 4.03%
5,100	Extra Space Storage, Inc.	656,268
9,452	Prologis, Inc.	1,173,939
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $893,026) - 4.03%		1,830,207

PREFERRED SECURITIES - 1.14%

Asset Management - 0.19%
4,000	B Riley Financial, Inc., 6.50%, due 09/30/26	87,400

Motor Vehicles & Passenger Car Bodies - 0.31%
6,000	Ford Motor Co., 6.000%, due 12/01/59	139,980

National Commercial Banks - 0.56%
150,000	BAC Capital Trust XIII Series F, 5.952% (3-Month Libor + 0.40%) (b) **	114,316
150,000	PNC Capital Trust C, 6.066%, due 6/01/28 (3-Month SOFR + 0.83161%) FRN	139,753
		254,069
Telephone Communications (No Radio Telephone) - 0.08%
3,000	QWest Corp., 6.500%, due 9/01/56	37,500

TOTAL FOR PREFERRED SECURITIES (Cost $610,121) - 1.14%		518,949

STRUCTURED NOTES - 0.35% (c)

Security Brokers, Dealers & Flotation Companies - 0.35%
125,000	Goldman Sachs Group, Inc., 0.000%, Capped at 10% ** (maturity date: 11/13/28)	91,250
95,000	Morgan Stanley Series MTN, 0.000%, due 8/30/28, Capped at 12% **	69,970
		161,220

TOTAL FOR STRUCTURED NOTES (Cost $211,164) - 0.35%		161,220

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

MONEY MARKET FUND - 3.48%
1,582,806	Federated Treasury Obligation Fund - Institutional Shares 5.20% ** (Cost $1,582,806) - 3.48%	$ 1,582,806

TOTAL INVESTMENTS (Cost $30,218,454) - 99.64%		45,287,583

OTHER ASSETS LESS LIABILITIES, NET - 0.36%		163,009

NET ASSETS - 100.00%		$45,450,592

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(c) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

* Non-income producing security during period.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2023.

ADR - American Depository Receipt

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. The use of LIBOR as a benchmark is in transition and ceased on June 30, 2023.

SOFR- Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans that replaced the LIBOR.

FRN - Floating Rate Note is a debt instrument whose coupon rate is variable and it tied to a benchmark rate such as LIBOR or the US Treasury Bill rate. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares/Principal		Value

CORPORATE BONDS - 44.67% (c)

Air Transportation, Scheduled - 0.87%
150,000	Southwest Airlines Co., 5.250%, due 5/04/25	$ 148,999

Aircraft - 0.82%
150,000	Boeing Co., 2.600%, due 10/30/25	140,562

Beverages - 0.58%
100,000	Keurig Dr. Pepper, Inc., 3.130%, due 12/15/23	99,226

Commercial Banks - 2.05%
100,000	Bank of Montreal, 6.100%, due 8/29/28 (Canada)	99,911
250,000	Toronto Dominion Bank, 6.100%, due 8/16/28 (Canada)	250,118
		350,029
Electric Services - 0.29%
50,000	Southern California Edison Co. Series E, 9.83252%, to 10/19/23 (3-month US Libor + 4.199%) (b) **	49,875

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.59%
100,000	General Electric Co. Series A, 7.832%, to 9/15/23 (3-month US Libor + 2.28%) (b) **	100,000

Financial Services - 1.62%
150,000	CommunityWide Federal Credit Union, 5.000%, due 12/08/25	148,609
150,000	General Motors Financial Company, Inc. Series C, 5.70%, to 9/30/30 (a) (b)	128,253
		276,862
General Building Contractors - Residential Buildings - 0.86%
50,000	Lennar Corp., 4.875%, due 12/15/23	49,954
100,000	Lennar Corp., 4.750%, due 11/29/27	96,941
		146,895
Hotels & Motels - 0.58%
100,000	Marriott International, Inc. Series Z, 4.150%, 12/01/23	99,553

Investment Advice - 1.12%
200,000	Affiliated Managers Group, Inc., 3.500%, due 8/01/25	191,010

Miscellaneous Business Credit Institution - 0.59%
100,000	Ford Motor Credit Co. LLC., 6.800%, due 8/20/25	99,947

Miscellaneous Publishing - 0.57%
100,000	Thomson Reuters Corp., 3.85%, due 9/29/24	97,552

National Commercial Banks - 9.47%
200,000	Banc of California, Inc., 5.250%, due 4/15/25	189,256
10,000	SouthState Bank Corp., 5.750%, to 6/01/25 (a)	9,359
150,000	Huntington Bancshares, Inc. Series E, 8.44957%, to 1/15/24 (3-Month SOFR + 3.14161%) (b) **	136,041
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	125,613
150,000	JPMorgan & Chase Co. Series B, 6.13352%, due 2/01/27 (3-Month SOFR + 0.76161%) FRN	141,937

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

National Commercial Banks - 9.47% (Continued)
150,000	JPMorgan & Chase Co. Series CC, 8.21352%, to 11/01/23 (3-Month SOFR + 2.84161) (b) **	$ 149,480
150,000	JPMorgan & Chase Co. Series Q, 8.88652%, to 11/01/23 (3-Month SOFR + 3.51161%) (b) **	150,284
200,000	Keycorp, 2.250%, due 4/06/27	172,023
100,000	Old National Bancorp, 4.125%, due 8/15/24	97,691
100,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	79,500
75,000	Truist Financial Corp. Series Q, 5.100%, to 3/01/30 (a) (b)	65,618
150,000	TTCU Federal Credit Union, 5.000%, due 7/26/27	149,011
200,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	150,654
		1,616,467
Natural Gas Distribution - 0.29%
50,000	National Fuel Gas Co., 5.200%, due 7/15/25	49,142

Real Estate Investment Trust - 0.55%
4,000	Ready Capital Corp., 5.750%, due 2/15/26	93,520

Personal Credit Institutions - 1.33%
100,000	Discover Financial Services Series D, 6.125%, to 6/23/25 (a) (b)	96,062
150,000	OneMain Finance Corp., 3.500%, due 1/15/27	130,537
		226,599
Property & Casualty Insurance - 0.88%
150,000	Finial Holdings, Inc., 7.125%, due 10/15/23 (Switzerland)	150,102

Retail - Department Stores - 0.21%
35,000	Dillards, Inc., 7.750%, due 7/15/26	35,905

Security Brokers, Dealers & Flotation Companies - 2.26%
100,000	Capital Southwest Corp., 3.375%, due 10/01/26	88,750
100,000	Goldman Sachs Group, Inc. Series MTN, 6.100%, due 8/31/28	100,281
200,000	Schwab Charles Corp., 3.750%, due 4/01/24	197,322
		386,353
Semiconductors & Related Devices - 0.88%
150,000	Microchip Technology, Inc., 2.670%, due 9/01/23	150,000

Services - Equipment Rental & Leasing - 1.35%
100,000	Air Lease Corp., 3.625%, due 12/01/27	91,870
150,000	United Rentals, Inc., 3.875%, due 11/15/27	138,923
		230,793
Services-Miscellaneous Amusement & Recreation - 2.45%
400,000	Walt Disney Co., 7.700%, due 10/30/25	418,058

Services - General Medical & Surgical Hospitals - 1.52%
250,000	HCA Healthcare, Inc., 7.050%, due 12/01/27	259,726

Services - Prepackaged Software - 0.83%
150,000	VMWare, Inc. 3.900%, due 8/21/27	141,291

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

State Commercial Banks - 9.70%
150,000	Ally Financial, Inc. Series B, 4.700%, to 5/15/26 (a) (b)	$ 105,368
150,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	138,163
300,000	Fifth Third Bancorp, 4.300%, due 1/16/24	297,576
150,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	136,469
350,000	First Citizens Bank, 6.125%, due 3/09/28	351,511
100,000	Hilltop Holdings, Inc., 5.000%, due 4/15/25	95,949
500,000	State Street Corp., 7.350%, due 6/15/26	523,296
150,000	SVB Financial Group, 4.100%, to 2/15/31 (a) (b)	7,500
		1,655,832
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 0.86%
150,000	Steel Dynamics, Inc., 5.000%, due 12/15/26	147,172

Telephone Communications (No Radio Telephone) - 0.30%
50,000	Indiana Bell Tel Co., Inc., 7.300%, due 8/15/26	51,801

Television Broadcasting Stations - 0.32%
54,000	CBS Broadcasting, Inc., 7.125%, due 11/01/23	53,990

Wholesale - Groceries & Related Products - 0.93%
152,000	Sysco Corp., 6.500%, due 8/01/28	158,972

TOTAL FOR CORPORATE BONDS (Cost $8,180,322) - 44.67%		7,626,233

EXCHANGE TRADED FUND - 0.18%
1,000	iShares US Preferred Stock ETF	30,750
TOTAL FOR EXCHANGE TRADED FUND (Cost $37,982) - 0.18%		30,750

MUNICIPAL BONDS - 19.29% (c)

Arizona - 0.03%
5,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, due 7/01/26	5,105

California - 0.56%
95,000	Sacramento Cnty., CA Pension Oblg., 6.625%, due 8/01/24	95,612

Florida -0.79%
150,000	North Miami Beach, FL, Water Revenue Series B, 2.311%, due 8/01/27	135,739

Georgia - 0.30%
50,000	Georgia Local Government, 4.750%, due 6/01/28	50,911

Illinois - 0.09%
15,000	Rosemont, IL Ref Bds Series A, 5.375%, due 12/1/25	14,869

Indiana - 5.70%
140,000	Beech Grove, IN Sch Bldg. Corp., 2.850%, due 7/5/25	134,889
250,000	Elkhart Community Schools, 3.100%, due 7/20/24	244,815
165,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 5.900%, due 7/15/26	168,383
100,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150%, due 7/15/27	102,082
50,000	Gary Community School, 3.200%, due 7/15/29	46,615

The accompanying notes are an integral part of these financial statements.

Annual Report | 26

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Indiana - 5.70% (Continued)
300,000	Plainfield Redevelopment Commission, 2.000%, due 2/01/29	$ 251,847
25,000	Warsaw Industry Redevelopment District Tax Taxable Special Taxing District Series A, 4.750%, due 2/01/26	24,276
		972,907
Maryland - 0.59%
100,000	Baltimore MD, Brd of Sch Commissioners City Schs Revenue, 5.692%, due 12/15/25	100,841

Michigan - 1.10%
200,000	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	188,622

Nebraska - 1.18%
200,000	Omaha NE Special Obligation Taxable Ref Riverfront, 6.400%, due 2/01/26	201,894

New York - 1.71%
200,000	New York St Dorm Auth Revenues, 1.085%, due 7/01/24	192,766
100,000	New York St Dorm Auth Revenues, 5.289%, due 3/15/33	99,514
		292,280
Ohio - 2.22%
100,000	Avon, OH, General Obligations Various Purpose Improvement Refunding Bonds, Series 2020, 0.955%, due 12/01/25	91,173
60,000	Bloom & Carroll Ohio Loc Sch Dist, 5.800%, due 12/01/25	60,707
15,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.060%, due 10/01/26	15,186
100,000	Cleveland, OH Public Power Sys Revenue, 5.500%, due 11/15/38	100,075
125,000	JobsOhio Beverage Sys Stwd Lien Liquor Profits Revenue Refunding Bonds, Series 2020A, 2.268%, due 1/01/28	111,885
		379,026
Oklahoma - 0.09%
15,000	Garfield County, OK, 6.000%, due 9/01/24	15,022

Oregon - 1.04%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.450%, due 6/30/24	24,953
150,000	Philomath, Oregon Sch District, 5.472%, due 6/15/27	153,232
		178,185
Pennsylvania - 1.58%
200,000	East-Norriton-Plymouth-Whitpain Joint Sewer Authority, 1.832%, due 8/01/28	174,146
100,000	Pennsylvania Higher Educational Facs Authority Revenue, 3.000%, due 6/15/25	95,880
		270,026
Texas - 0.64%
20,000	Austin, TX Electric Utility System Revenue Taxable Series A, 2.524%, due 11/15/23	19,883
49,000	North Texas Tollway Authority, 8.410%, due 2/01/30	53,732
35,000	Texas St. Taxable Refunding Public Finance Authority Series C, 2.531%, due 10/01/23	34,926
		108,541
Virginia - 0.87%
150,000	Virginia St Resources Auth Infrastructure Revenue, 1.972%, due 11/01/23	149,159

Washington - 0.80%
150,000	City of Bellevue, WA, 0.751%, due 12/01/25	135,855

TOTAL FOR MUNICIPAL BONDS (Cost $3,423,758) - 19.29%		3,294,594

The accompanying notes are an integral part of these financial statements.

Annual Report | 27

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

PREFERRED SECURITIES - 4.27%

Asset Management - 0.38%
3,000	B Riley Financial, Inc., 6.50%, due 09/30/26	$ 65,550

National Commercial Banks - 2.73%
100,000	BAC Capital Trust XIII Series F, 5.952% (3-month Libor + 0.40%) (b) **	76,211
100,000	Key Corp. Capital I, 6.27343%, due 7/01/28 (3-month US Libor + 0.74%) FRN	87,067
200,000	Mellon Capital IV Series 1, 6.075%, to 10/19/23 (3-Month US Libor + 0.565%) (b) **	162,971
150,000	PNC Capital Trust C, 6.066%, due 6/01/28 (3-Month SOFR + 0.83161) FRN	139,753
		466,002
State Commercial Banks - 1.16%
4,000	Medallion Bank Utah Series F, 8.000%, to 4/01/25 (a) (b)	96,000
4,000	Merchants Bancorp, Inc., 8.250%, to 10/01/27 (a) (b)	101,200
		197,200

TOTAL FOR PREFERRED SECURITIES (Cost $809,582) - 4.27%		728,752

STRUCTURED NOTES - 1.56% (c)

Security Brokers, Dealers & Flotation Companies - 1.56%
100,000	Goldman Sachs Group, Inc. Series MTN, 0.000%, Capped at 10% (Maturity Date 12/13/28) **	74,003
120,000	Goldman Sachs Group, Inc., 0.000%, Capped at 10%, (Maturity Date 11/13/28) **	87,600
114,000	Morgan Stanley, Series MTN, 0.000%, due 8/19/28 Capped at 10%**	86,127
25,000	Morgan Stanley, Series MTN, 0.000%, due 8/30/28, Capped at 12% **	18,413
		266,143

TOTAL FOR STRUCTURED NOTES (Cost $350,020) - 1.56%		266,143

U.S. GOVERNMENT AGENCIES & OBLIGATIONS- 23.99%(c)
800,000	U.S. Government Treasury Bill, 0.000%, due 9/21/23	797,654
250,000	U.S. Government Treasury Bill, 0.000%, due 10/12/23	248,492
750,000	U.S. Government Treasury Bill, 0.000%, due 10/19/23	744,715
250,000	U.S. Government Treasury Bill, 0.000%, due 11/16/23	247,211
250,000	U.S. Government Treasury Bill, 0.000%, due 3/21/24	242,790
800,000	U.S. Government Treasury Note/Bond, 0.250%, due 3/15/24	778,281
550,000	U.S. Government Treasury Note/Bond, 4.625%, due 2/28/25	546,111
500,000	U.S. Government Treasury Note/Bond, 3.875%, due 3/31/25	490,879
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $4,106,601) - 23.99%		4,096,133

MONEY MARKET FUND - 5.25%
895,844	Federated Treasury Obligation Fund - Institutional Shares 5.20% ** (Cost $895,844) - 5.25%	895,844

TOTAL INVESTMENTS (Cost $17,804,109) - 99.21%		16,938,449

OTHER ASSETS LESS LIABILITIES, NET - 0.79%		135,773

NET ASSETS - 100.00%		$17,074,222

The accompanying notes are an integral part of these financial statements.

Annual Report | 28

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(c) All Corporate Bonds, Municipal Bonds, Structured Notes, and U.S. Government Agencies & Obligations are

categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2023.

FRN- Floating Rate Note is a debt instrument whose coupon rate is variable and is tied to a benchmark rate such as LIBOR or the US Treasury Bill rate.

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. The use of LIBOR as a benchmark is in transition and ceased on June 30, 2023.

SOFR- Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans that replaced the LIBOR. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

The accompanying notes are an integral part of these financial statements.

Annual Report | 29

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares/Principal		Value

COMMON STOCKS - 97.36%

Aircraft - 1.29%
1,200	Boeing Co. *	$ 268,836

Aircraft Engines & Engine Parts - 0.82%
2,000	RTX Corp.	172,080

Beverages - 2.00%
7,000	The Coca-Cola Company	418,810

Electric Services - 3.28%
10,260	NextEra Energy, Inc.	685,368

Electronic Computers - 4.21%
4,680	Apple, Inc.	879,232

Fire, Marine & Casualty Insurance - 2.39%
1,385	Berkshire Hathaway, Inc. Class B *	498,877

Hospital & Medical Service Plans - 4.45%
8,200	Centene Corp. *	505,530
890	UnitedHealth Group, Inc.	424,156
		929,686
Industrial Inorganic Chemicals - 2.62%
1,413	Linde PLC. (United Kingdom)	546,888

Industrial Instruments for Measurement, Display & Control - 1.49%
3,110	MKS Instruments, Inc.	311,715

Measuring & Controlling Devices - 3.23%
1,212	Thermo Fisher Scientific, Inc.	675,205

National Commercial Banks - 3.96%
12,000	Bank of America Corp.	344,040
3,300	JPMorgan Chase & Co.	482,889
		826,929
Petroleum Refining - 2.95%
5,540	Exxon Mobil Corp.	615,993

Pharmaceutical Preparations - 8.83%
1,480	Eli Lilly & Co.	820,216
3,065	Johnson & Johnson	495,549
4,860	Merck & Co., Inc.	529,643
		1,845,408
Railroads, Line-Haul Operating - 2.22%
2,100	Union Pacific Corp. Class B	463,197

Retail - Building Materials, Hardware, Garden Supply - 1.40%
1,340	Tractor Supply Co.	292,790

The accompanying notes are an integral part of these financial statements.

Annual Report | 30

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Retail - Catalog & Mail-Order Houses - 2.27%
3,440	Amazon.com, Inc. *	$ 474,754

Retail - Drug Stores and Proprietary Stores - 2.54%
8,140	CVS Health Corp.	530,484

Retail - Lumber & Other Building Materials Dealers - 2.32%
1,470	Home Depot, Inc.	485,541

Retail - Retail Stores - 1.95%
980	Ulta Beauty, Inc. *	406,729

Semiconductors & Related Devices - 9.43%
3,963	Advanced Micro Devices, Inc. *	418,968
2,391	NVIDIA Corp.	1,180,078
3,410	Skyworks Solutions, Inc.	370,803
		1,969,849
Services - Business Services - 2.47%
2,100	Visa, Inc. Class A	515,928

Services - Computer Programming, Data Processing, Etc. - 8.98%
7,180	Alphabet, Inc. Class A *	977,701
3,035	Meta Platforms, Inc. Class A *	898,026
		1,875,727
Services - Equipment Rental & Leasing - 3.75%
1,646	United Rentals, Inc.	784,385

Services - Medical Laboratories - 1.77%
1,780	Laboratory Corp. of America Holdings	370,418

Services - Miscellaneous Health & Allied Services - 2.74%
2,200	ICON PLC. (Ireland) *	571,868

Services - Miscellaneous Amusement & Recreation - 1.45%
3,615	Walt Disney Co. *	302,503

Services - Prepackaged Software - 8.69%
1,140	Adobe, Inc. *	637,648
5,870	Cloudflare, Inc. Class A *	381,726
2,430	Microsoft Corp.	796,457
		1,815,831
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.53%
2,068	Procter & Gamble Co.	319,175

Surgical & Medical Instruments & Apparatus - 2.33%
1,720	Stryker Corp.	487,706

TOTAL FOR COMMON STOCKS (Cost $10,400,863) - 97.36%		20,341,912

REAL ESTATE INVESTMENT TRUST - 1.60%
1,840	American Tower Corp.	333,629
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $300,523) - 1.60%		333,629

The accompanying notes are an integral part of these financial statements.

Annual Report | 31

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

MONEY MARKET FUND - 0.93%
193,805	Federated Treasury Obligation Fund - Institutional Shares 5.20% ** (Cost $193,805) - 0.93%	$ 193,805

TOTAL INVESTMENTS (Cost $10,895,191) - 99.89%		20,869,346

OTHER ASSETS LESS LIABILITIES, NET - 0.11%		23,528

NET ASSETS - 100.00%		$20,892,874

* Non-income producing security during period.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 32

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares/Principal		Value

COMMON STOCKS - 89.93%

Beverages - 2.67%
2,900	PepsiCo, Inc.	$ 515,968

Bottled & Canned Soft Drinks & Carbonated Waters - 3.44%
7,850	Coca-Cola FEMSA S.A.B. de C.V. ADR Series L	665,209

Canned, Frozen & Preservd Fruit, Vegetable & Food Specialties - 2.17%
12,700	Kraft Heinz Co.	420,243

Computer & Office Equipment - 5.03%
9,300	Cisco Systems, Inc.	533,355
3,000	International Business Machines Corp.	440,490
		973,845
Construction Machinery & Equipment - 3.52%
2,425	Caterpillar, Inc.	681,740

Crude Petroleum & Natural Gas - 1.79%
6,800	Devon Energy Corp.	347,412

Electric & Other Services Combined - 7.22%
4,905	Consolidated Edison, Inc.	436,349
5,082	Duke Energy Corp.	451,282
12,700	Exelon Corp.	509,524
		1,397,155
Electric Services - 7.15%
5,900	American Electric Power Co., Inc.	462,560
4,800	Entergy Corp.	457,200
6,850	Southern Co.	463,951
		1,383,711
Finance Services - 2.72%
32,000	Hercules Capital, Inc.	526,400

Gas & Other Services Combined - 1.56%
12,000	UGI Corp.	302,160

Guided Missiles & Space Vehicles & Parts - 2.95%
1,275	Lockheed Martin Corp.	571,646

Life Insurance - 2.45%
25,700	Manulife Financial Corp. (Canada)	474,936

National Commercial Banks - 5.75%
3,650	JPMorgan Chase & Co.	534,104
31,600	Regions Financial Corp.	579,544
		1,113,648
Natural Gas Transmission - 2.26%
25,400	Kinder Morgan, Inc.	437,388

The accompanying notes are an integral part of these financial statements.

Annual Report | 33

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Petroleum Refining - 4.96%
11,665	BP PLC. ADR	$ 433,705
3,270	Chevron Corp.	526,797
		960,502
Pharmaceutical Preparations - 13.67%
4,590	AbbVie, Inc.	674,546
6,970	Bristol Myers Squibb Co.	429,700
2,500	Johnson & Johnson	404,200
6,415	Merck & Co., Inc.	699,107
12,400	Pfizer, Inc.	438,712
		2,646,265
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 2.27%
8,050	Dow, Inc.	439,208

Retail - Drug Stores and Proprietary Stores - 4.06%
6,400	CVS Health Corp.	417,088
14,600	Walgreens Boots Alliance, Inc.	369,526
		786,614
Semiconductors & Related Devices - 4.48%
630	Broadcom, Inc.	581,421
1,700	Texas Instruments, Inc.	285,702
		867,123
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.89%
3,620	Procter & Gamble Co.	558,711

State Commercial Banks - 1.74%
12,000	Citizens Financial Group, Inc.	337,560

Telephone Communications (No Radio Telephone) - 2.51%
13,900	Verizon Communications, Inc.	486,222

Trucking & Courier Services - 2.67%
3,050	United Parcel Service, Inc. Class B	516,670

TOTAL FOR COMMON STOCKS (Cost $14,209,884) - 89.93%		17,410,336

REAL ESTATE INVESTMENT TRUSTS - 6.97%
3,200	Crown Castle International Corp.	321,600
10,000	Iron Mountain, Inc.	635,400
6,035	W.P. Carey, Inc.	392,577
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,013,625) - 6.97%		1,349,577

MONEY MARKET FUND - 2.68%
519,097	Federated Treasury Obligation Fund - Institutional Shares 5.20% ** (Cost $519,097) - 2.68%	519,097

TOTAL INVESTMENTS (Cost $15,742,606) - 99.58%		19,279,010

OTHER ASSETS LESS LIABILITIES, NET - 0.42%		81,696

NET ASSETS - 100.00%		$19,360,706

** Variable rate security; the coupon rate shown represents the yield at August 31, 2023.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report | 34

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares/Principal		Value

COMMON STOCKS - 88.83%

Accident & Health Insurance - 2.96%
3,435	Principal Financial Group, Inc.	$ 266,934

Agricultural Chemicals - 4.63%
2,575	CF Industries Holdings, Inc.	198,455
5,650	Mosaic Co.	219,503
		417,958
Beverages - 1.87%
2,814	The Coca Cola Company	168,362

Computer Communications Equipment - 2.17%
3,417	Cisco Systems, Inc.	195,965

Computer Storage Devices - 1.94%
2,280	NetApp, Inc.	174,876

Crude Petroleum & Natural Gas - 4.57%
7,200	Coterra Energy, Inc. Class A	202,968
4,110	Devon Energy Corp.	209,980
		412,948
Electric Services - 5.32%
3,770	NextEra Energy, Inc.	251,836
6,095	NRG Energy, Inc.	228,867
		480,703
Fats & Oils - 2.07%
2,358	Archer-Daniels-Midland Co.	186,989

Fire, Marine & Casualty Insurance - 1.95%
1,520	American Financial Group, Inc.	176,198

Gas & Other Services - 2.02%
7,240	UGI Corp.	182,303

General Bldg Contractors - Residential Bldgs - 1.94%
1,470	Lennar Corp.	175,062

Hospital & Medical Service Plans - 2.33%
441	UnitedHealth Group, Inc.	210,172

Natural Gas Distribution - 2.98%
2,320	Atmos Energy Corp.	269,004

Operative Builders - 2.15%
2,362	PulteGroup, Inc.	193,826

Pharmaceutical Preparations - 8.44%
1,310	Johnson & Johnson	211,801
2,685	Merck & Co., Inc.	292,611
7,288	Pfizer, Inc.	257,849
		762,261

The accompanying notes are an integral part of these financial statements.

Annual Report | 35

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Pipe Lines (No Natural Gas) - 2.71%
4,440	HF Sinclair Corp.	$ 244,600

Radio & Tv Broadcasting & Communications Equipment - 2.16%
1,700	Qualcomm, Inc.	194,701

Retail - Building Materials, Hardware, Garden Supply - 2.20%
910	Tractor Supply Co.	198,835

Retail - Miscellaneous Shopping Goods Stores - 1.93%
1,495	Dick's Sporting Goods, Inc.	173,928

Retail - Variety Stores - 3.83%
630	Costco Wholesale Corp.	346,046

Security & Commodity Brokers, Dealers, Exchanges & Services - 2.16%
847	LPL Financial Holdings, Inc.	195,310

Services - Advertising Agencies - 3.46%
4,450	Interpublic Group of Cos., Inc.	145,115
2,070	Omnicom Group, Inc.	167,691
		312,806
Services - Computer Programming, Data Processing, Etc. - 7.91%
2,900	Alphabet, Inc. Class A *	394,893
1,080	Meta Platforms, Inc. Class A *	319,561
		714,454
Services - Help Supply Services - 1.45%
1,765	Robert Half, Inc.	130,539

Services - Prepackaged Software - 4.63%
2,469	Activision Blizzard, Inc.	227,123
9,403	Gen Digital, Inc.	190,411
		417,534
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.95%
1,655	Steel Dynamics, Inc.	176,406

Sugar & Confectionery Products - 2.39%
1,003	Hershey Co.	215,505

Surgical & Medical Instruments & Apparatus - 2.29%
1,940	3M Co.	206,940

Wholesale - Hardware & Plumbing & Heating Equipment & Supplies - 2.42%
1,351	Ferguson PLC. (United Kingdom)	218,268

TOTAL FOR COMMON STOCKS (Cost $7,511,815) - 88.83%		8,019,433

REAL ESTATE INVESTMENT TRUSTS - 7.55%
1,680	Avalonbay Communities, Inc.	308,818
660	Public Storage	182,411
5,820	Weyerhaeuser Co.	190,605
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $661,164) - 7.55%		681,834

The accompanying notes are an integral part of these financial statements.

Annual Report | 36

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

MONEY MARKET FUND - 3.41%
308,134	Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Class - 5.22% ** (Cost $308,134) - 3.41%	$ 308,134

TOTAL INVESTMENTS (Cost $8,481,113) - 99.79%		9,009,401

OTHER ASSETS LESS LIABILITIES, NET - 0.21%		19,044

NET ASSETS - 100.00%		$ 9,028,445

* Non-income producing security during period.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 37

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2023

Shares/Principal		Value

COMMON STOCKS - 95.57%

Adhesives & Sealants - 1.12%
890	Fuller H B Co.	$ 64,552

Beverages - 2.14%
1,000	The Coca Cola Company	59,830
353	Pepsico, Inc.	62,806
		122,636
Biological Products (No Diagnostic Substances) - 1.00%
530	Neurocrine Biosciences, Inc. *	57,712

Chemicals & Allied Products - 2.18%
401	Balchem Corp.	56,340
3,200	Livent Corp. *	68,704
		125,044
Crude Petroleum & Natural Gas - 1.35%
1,830	SM Energy Co.	77,427

Drilling Oil & Gas Wells - 1.81%
1,285	Helmerich & Payne, Inc.	51,387
3,700	Patterson UTI Energy, Inc.	52,318
		103,705
Electrical Work - 1.77%
550	Comfort Systems USA, Inc.	101,513

Electronic Components & Accessories - 1.53%
270	Hubbell, Inc.	88,033

Electronic Computers - 1.51%
461	Apple, Inc.	86,608

Fabricated Rubber Products - 1.37%
300	Carlisle Cos., Inc.	78,906

Fats & Oils - 1.29%
1,200	Darling Ingredients, Inc. *	74,112

Fire, Marine & Casualty Insurance - 2.66%
465	American Financial Group, Inc.	53,903
274	Berkshire Hathaway, Inc. Class B *	98,695
		152,598
Hospital & Medical Service Plans - 1.12%
135	UnitedHealth Group, Inc.	64,338

Lawn & Garden Tractors & Home Lawn & Gardens Equip - 1.00%
560	Toro Co.	57,299

Life Insurance - 1.27%
525	Reinsurance Group of America, Inc.	72,775

The accompanying notes are an integral part of these financial statements.

Annual Report | 38

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Motor Vehicles & Passenger Car Bodies - 2.09%
465	Tesla, Inc. *	$ 120,007

National Commercial Banks - 4.05%
3,013	Bank of America Corp.	86,383
2,600	First Horizon Corp.	32,630
777	JPMorgan Chase & Co.	113,698
		232,711
Ordnance & Accessories (No Vehicles/Guided Missiles) - 1.42%
384	Axon Enterprise, Inc. *	81,757

Paints, Varnishes, Lacquers, Enamels, & Allied Products - 1.26%
725	RPM International, Inc.	72,311

Petroleum Refining - 2.11%
355	Chevron Corp.	57,190
578	Exxon Mobil Corp.	64,268
		121,458
Pharmaceutical Preparations - 8.82%
395	AbbVie, Inc.	58,049
1,390	Cytokinetics, Inc. *	48,567
174	Eli Lilly & Co.	96,431
500	Jazz Pharmaceuticals PLC. (Ireland) *	71,680
489	Johnson & Johnson	79,062
575	Merck & Co., Inc.	62,663
1,100	Pfizer, Inc.	38,918
229	United Therapeutics Corp. *	51,378
		506,748
Printed Circuit Boards - 1.86%
935	Jabil, Inc.	106,983

Pumps & Pumping Equipment - 1.17%
848	Graco, Inc.	66,941

Retail - Auto Dealers & Gasoline Stations - 1.42%
355	Asbury Automotive Group, Inc. *	81,650

Retail - Catalog & Mail-Order Houses - 2.10%
875	Amazon.com, Inc. *	120,759

Retail - Lumber & Other Building Materials Dealers - 2.89%
700	Builders FirstSource, Inc. *	101,528
195	Home Depot, Inc.	64,409
		165,937
Retail - Miscellaneous Shopping Goods Stores - 1.33%
1,400	Academy Sports & Outdoors, Inc.	76,398

Retail - Variety Stores - 1.20%
400	Five Below, Inc. *	68,784

The accompanying notes are an integral part of these financial statements.

Annual Report | 39

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Rubber & Plastics Footwear - 1.47%
160	Deckers Outdoor Corp. *	$ 84,654

Sawmills & Planting Mills, General - 1.73%
950	UFP Industries, Inc.	99,133

Semiconductors & Related Devices - 4.93%
370	NVIDIA Corp.	182,614
1,780	Rambus, Inc. *	100,517
		283,131
Services - Business Services - 4.66%
141	Fair Isaac Corp. *	127,547
165	MasterCard, Inc. Class A	68,086
292	Visa, Inc. Class A	71,739
		267,372
Services - Computer Programming, Data Processing - 7.06%
800	Alphabet, Inc. Class A *	108,936
840	Alphabet, Inc. Class C *	115,374
612	Meta Platforms, Inc. Class A *	181,085
		405,395
Services - Engineering Services - 1.15%
750	Aecom	65,813

Services - Help Supply Services - 0.92%
600	AMN Healthcare Services, Inc. *	53,028

Services - Management Consulting Services - 0.92%
588	Exponent, Inc.	52,838

Services - Personal Services - 0.99%
900	Services Corp. International	56,799

Services - Prepackaged Software - 3.26%
370	Microsoft Corp.	121,271
353	SPS Commerce, Inc. *	65,704
		186,975
Services - Skilled Nursing Care Facilities - 1.08%
621	Ensign Group, Inc.	62,237

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.98%
366	Procter & Gamble Co.	56,488

State Commercial Banks - 1.64%
965	East West Bancorp, Inc.	53,403
755	Independent Bank Corp.	40,785
		94,188
Steel Pipe & Tubes - 1.92%
2,430	Ati, Inc. *	110,152

The accompanying notes are an integral part of these financial statements.

Annual Report | 40

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2023

Shares/Principal		Value

Surety Insurance - 1.05%
1,020	Assured Guaranty Ltd. (Bermuda)	$ 60,017

Surgical & Medical Instruments & Apparatus - 1.02%
900	Merit Medical Systems, Inc. *	58,752

Telephone & Telegraph Apparatus - 1.54%
550	Fabrinet (Thailand) *	88,424

Water Supply - 1.26%
1,959	Essential Utilities, Inc.	72,287

Wholesale - Machinery, Equipment & Supplies - 1.34%
500	Applied Industrial Technologies, Inc.	77,185

Wholesale - Metals Service Centers & Offices - 1.81%
365	Reliance Steel & Aluminum Co.	104,010

TOTAL FOR COMMON STOCKS (Cost $4,591,157) - 95.57%		5,488,580

REAL ESTATE INVESTMENT TRUSTS - 2.77%
900	Agree Realty Corp.	55,638
3,000	Annaly Capital Management, Inc.	60,810
800	Rexford Industrials Realty, Inc.	42,776
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $191,967) - 2.77%		159,224

MONEY MARKET FUND - 1.60%
91,729	Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Class - 5.22% ** (Cost $91,729) - 1.60%	91,729

TOTAL INVESTMENTS (Cost $4,874,853) - 99.94%		5,739,533

OTHER ASSETS LESS LIABILITIES, NET - 0.06%		3,224

NET ASSETS - 100.00%		$5,742,757

* Non-income producing security during period.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 41

ARCHER FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AUGUST 31, 2023

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Assets:						
Investments in Securities, at Value (Cost $30,218,454, $17,804,109, $10,895,191, $15,742,606, $8,481,113, and $4,874,853, respectively)	$ 45,287,583	$ 16,938,449	$ 20,869,346	$ 19,279,010	$ 9,009,401	$ 5,739,533
Cash	2,500	-	-	-	-	-
Receivables:						
Shareholder Subscriptions	9,410	4,229	6,647	2,300	3,300	2,789
Interest	113,512	141,106	1,133	1,970	1,646	650
Dividend	75,927	-	33,282	88,128	22,639	6,354
Prepaid Expenses	16,705	9,782	8,890	15,161	5,019	5,824
Total Assets	45,505,637	17,093,566	20,919,298	19,386,569	9,042,005	5,755,150
Liabilities:						
Payables:						
Shareholder Redemptions	100	-	-	-	-	-
Due to Advisor	35,287	3,872	11,909	10,699	297	125
Due to Compliance Officer	388	184	178	164	78	50
Due to Trustees	1,740	599	895	794	308	193
Due to Transfer Agent	3,782	2,525	2,525	2,525	2,279	1,263
Accrued Expenses	13,748	12,164	10,917	11,681	10,598	10,762
Total Liabilities	55,045	19,344	26,424	25,863	13,560	12,393
Net Assets	$ 45,450,592	$ 17,074,222	$ 20,892,874	$ 19,360,706	$ 9,028,445	$ 5,742,757
Net Assets Consist of:						
Paid In Capital	$ 30,562,934	$ 18,371,648	$ 10,100,082	$ 16,961,650	$ 8,727,714	$ 5,367,170
Distributable Earnings (Deficit)	14,887,658	(1,297,426)	10,792,792	2,399,056	300,731	375,587
Net Assets (unlimited shares authorized; 2,884,983, 971,937 324,238, 831,751, 413,970, and 502,757 shares outstanding, respectively)	$ 45,450,592	$ 17,074,222	$ 20,892,874	$ 19,360,706	$ 9,028,445	$ 5,742,757
Net Asset Value and Offering Price Per Share	$ 15.75	$ 17.57	$ 64.44	$ 23.28	$ 21.81	$ 11.42
Redemption Price Per Share ($15.75 x 0.99), ($17.57 x 0.99), ($64.44 x 0.99), ($23.28 x 0.99), ($21.81 x 0.99), & ($11.42 x 0.99), respectively *	$ 15.60	$ 17.39	$ 63.80	$ 23.05	$ 21.59	$ 11.31

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Annual Report | 42

ARCHER  FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2023

Investment Income:	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Dividends (net of foreign withholding taxes of $3,466, $0, $0, $1,847, $0, and $2, respectively)	$ 694,211	$ 27,016	$ 273,744	$ 899,194	$ 162,002	$ 63,753
Interest	379,691	545,264	13,104	25,331	20,704	10,018
Total Investment Income	1,073,902	572,280	286,848	924,525	182,706	73,771
Expenses:						
Advisory Fees (a)	218,581	63,794	104,422	111,946	30,249	25,966
Administrative (a)	218,581	63,794	104,422	111,946	36,391	30,416
Transfer Agent	45,190	28,716	30,116	31,943	18,676	14,456
Registration	21,718	21,550	22,563	20,914	2,931	7,558
Legal	24,013	5,373	12,230	13,186	2,620	2,621
Audit	9,151	10,644	11,457	11,259	9,595	9,592
Compliance Officer Fees	4,557	1,190	1,977	2,091	591	476
Custody	6,750	3,369	4,325	5,534	3,126	3,650
Trustee	6,369	1,876	3,104	3,398	919	723
Miscellaneous	10,976	10,394	2,616	2,646	1,435	1,293
Insurance	3,730	825	1,884	1,947	339	394
Printing and Mailing	3,332	1,255	1,555	2,270	552	355
Total Expenses	572,948	212,780	300,671	319,080	107,424	97,500
Fees Waived and/or Reimbursed by the Advisor (a)	(48,353)	(90,296)	(43,793)	(99,666)	(48,117)	(48,165)
Net Expenses	524,595	122,484	256,878	219,414	59,307	49,335
Net Investment Income	549,307	449,796	29,970	705,111	123,399	24,436
Realized and Unrealized Gain (Loss) on Investments:						
Net Realized Gain (Loss) on Investments	(276,151)	(32,121)	806,100	42,232	(251,814)	(490,625)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives	(13,617)	(18,009)	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,405,954	(157,194)	2,141,545	(962,472)	678,341	1,152,600
Net Realized and Unrealized Gain (Loss) on Investments	3,116,186	(207,324)	2,947,645	(920,240)	426,527	661,975
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 3,665,493	$ 242,472	$ 2,977,615	$ (215,129)	$ 549,926	$ 686,411

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Annual Report | 43

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 8/31/2023	Year Ended 8/31/2022
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income	$ 549,307	$ 504,095
Net Realized Gain (Loss) on Investments	(276,151)	857,667
Net Change in Unrealized Appreciation (Depreciation) on Derivatives & Investments	3,392,337	(5,187,547)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,665,493	(3,825,785)
Distributions to Shareholders:		
Distributions	(1,427,953)	(941,086)
Total Distributions	(1,427,953)	(941,086)
Capital Share Transactions:		
Proceeds from Sale of Shares	4,614,883	5,189,702
Shares Issued on Reinvestment of Dividends	1,191,003	797,766
Early Redemption Fees (Note 2)	743	320
Cost of Shares Redeemed	(6,808,166)	(8,017,238)
Net Decrease from Capital Share Transactions	(1,001,537)	(2,029,450)
Net Assets:		
Net Increase (Decrease) in Net Assets	1,236,003	(6,796,321)
Beginning of Year	44,214,589	51,010,910
End of Year	$ 45,450,592	$ 44,214,589
Share Transactions:		
Shares Sold	309,266	322,785
Shares Issued on Reinvestment of Dividends	81,278	48,516
Shares Redeemed	(456,626)	(504,702)
Net Increase (Decrease) in Shares	(66,082)	(133,401)
Outstanding at Beginning of Year	2,951,065	3,084,466
Outstanding at End of Year	2,884,983	2,951,065

The accompanying notes are an integral part of these financial statements.

Annual Report | 44

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 8/31/2023	Year Ended 8/31/2022
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income	$ 449,796	$ 249,609
Net Realized Gain (Loss) on Investments	(32,121)	16,679
Net Change in Unrealized Depreciation on Derivatives & Investments	(175,203)	(967,597)
Net Increase (Decrease) in Net Assets Resulting from Operations	242,472	(701,309)
Distributions to Shareholders:		
Distributions	(443,852)	(249,892)
Total Distributions	(443,852)	(249,892)
Capital Share Transactions:		
Proceeds from Sale of Shares	9,397,072	894,690
Shares Issued on Reinvestment of Dividends	332,472	219,231
Early Redemption Fees (Note 2)	2,990	116
Cost of Shares Redeemed	(1,888,031)	(2,040,362)
Net Increase (Decrease) from Capital Share Transactions	7,844,503	(926,325)
Net Assets:		
Net Increase (Decrease) in Net Assets	7,643,123	(1,877,526)
Beginning of Year	9,431,099	11,308,625
End of Year	$ 17,074,222	$ 9,431,099
Share Transactions:		
Shares Sold	535,924	47,405
Shares Issued on Reinvestment of Dividends	18,880	11,663
Shares Redeemed	(107,190)	(106,909)
Net Increase (Decrease) in Shares	447,614	(47,841)
Outstanding at Beginning of Year	524,323	572,164
Outstanding at End of Year	971,937	524,323

The accompanying notes are an integral part of these financial statements.

Annual Report | 45

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 8/31/2023	Year Ended 8/31/2022
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income (Loss)	$ 29,970	$ (34,797)
Net Realized Gain on Investments	806,100	593,404
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,141,545	(5,162,808)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,977,615	(4,604,201)
Distributions to Shareholders:		
Distributions	(608,695)	(1,063,473)
Total Distributions	(608,695)	(1,063,473)
Capital Share Transactions:		
Proceeds from Sale of Shares	2,585,110	2,625,224
Shares Issued on Reinvestment of Dividends	488,552	874,815
Early Redemption Fees (Note 2)	427	253
Cost of Shares Redeemed	(6,667,577)	(3,705,330)
Net Decrease from Capital Share Transactions	(3,593,488)	(205,038)
Net Assets:		
Net Decrease in Net Assets	(1,224,568)	(5,872,712)
Beginning of Year	22,117,442	27,990,154
End of Year	$ 20,892,874	$ 22,117,442
Share Transactions:		
Shares Sold	44,451	39,865
Shares Issued on Reinvestment of Dividends	8,832	12,271
Shares Redeemed	(116,354)	(55,611)
Net Decrease in Shares	(63,071)	(3,475)
Outstanding at Beginning of Year	387,309	390,784
Outstanding at End of Year	324,238	387,309

The accompanying notes are an integral part of these financial statements.

Annual Report | 46

ARCHER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 8/31/2023	Year Ended 8/31/2022
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income	$ 705,111	$ 578,101
Net Realized Gain on Investments	42,232	1,431,579
Net Change in Unrealized Depreciation on Investments	(962,472)	(1,426,384)
Net Increase (Decrease) in Net Assets Resulting from Operations	(215,129)	583,296
Distributions to Shareholders:		
Distributions	(653,470)	(507,765)
Total Distributions	(653,470)	(507,765)
Capital Share Transactions:		
Proceeds from Sale of Shares	3,214,330	3,362,734
Shares Issued on Reinvestment of Dividends	522,363	413,688
Early Redemption Fees (Note 2)	499	978
Cost of Shares Redeemed	(8,053,146)	(2,903,640)
Net Increase (Decrease) from Capital Share Transactions	(4,315,954)	873,760
Net Assets:		
Net Increase (Decrease) in Net Assets	(5,184,553)	949,291
Beginning of Year	24,545,259	23,595,968
End of Year	$ 19,360,706	$ 24,545,259
Share Transactions:		
Shares Sold	135,105	137,151
Shares Issued on Reinvestment of Dividends	21,973	16,653
Shares Redeemed	(342,589)	(118,938)
Net Increase (Decrease) in Shares	(185,511)	34,866
Outstanding at Beginning of Year	1,017,262	982,396
Outstanding at End of Year	831,751	1,017,262

The accompanying notes are an integral part of these financial statements.

Annual Report | 47

ARCHER FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 8/31/2023	Year Ended 8/31/2022
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income	$ 123,399	$ 53,661
Net Realized Gain (Loss) on Investments	(251,814)	167,061
Net Change in Unrealized Appreciation (Depreciation) on Investments	678,341	(470,863)
Net Increase (Decrease) in Net Assets Resulting from Operations	549,926	(250,141)
Distributions to Shareholders:		
Distributions	(280,419)	(361,983)
Total Distributions	(280,419)	(361,983)
Capital Share Transactions:		
Proceeds from Sale of Shares	6,232,642	568,777
Shares Issued on Reinvestment of Dividends	241,254	342,403
Early Redemption Fees (Note 2)	1,056	22
Cost of Shares Redeemed	(1,154,434)	(551,362)
Net Increase from Capital Share Transactions	5,320,518	359,840
Net Assets:		
Net Increase (Decrease) in Net Assets	5,590,025	(252,284)
Beginning of Year	3,438,420	3,690,704
End of Year	$ 9,028,445	$ 3,438,420
Share Transactions:		
Shares Sold	295,813	24,056
Shares Issued on Reinvestment of Dividends	11,714	14,366
Shares Redeemed	(53,361)	(23,877)
Net Increase in Shares	254,166	14,545
Outstanding at Beginning of Year	159,804	145,259
Outstanding at End of Year	413,970	159,804

The accompanying notes are an integral part of these financial statements.

Annual Report | 48

ARCHER MULTI CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 8/31/2023	Year Ended 8/31/2022
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income (Loss)	$ 24,436	$ (6,134)
Net Realized Gain (Loss) on Investments	(490,625)	336,845
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,152,600	(1,218,159)
Net Increase (Decrease) in Net Assets Resulting from Operations	686,411	(887,448)
Distributions to Shareholders:		
Distributions	(331,933)	(79,838)
Total Distributions	(331,933)	(79,838)
Capital Share Transactions:		
Proceeds from Sale of Shares	1,556,728	643,957
Shares Issued on Reinvestment of Dividends	312,973	79,838
Early Redemption Fees (Note 2)	14	10
Cost of Shares Redeemed	(743,016)	(350,884)
Net Increase from Capital Share Transactions	1,126,699	372,921
Net Assets:		
Net Increase (Decrease) in Net Assets	1,481,177	(594,365)
Beginning of Year	4,261,580	4,855,945
End of Year	$ 5,742,757	$ 4,261,580
Share Transactions:		
Shares Sold	151,296	51,905
Shares Issued on Reinvestment of Dividends	31,473	6,016
Shares Redeemed	(68,608)	(29,096)
Net Increase in Shares	114,161	28,825
Outstanding at Beginning of Year	388,596	359,771
Outstanding at End of Year	502,757	388,596

The accompanying notes are an integral part of these financial statements.

Annual Report | 49

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 50

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Net Asset Value, at Beginning of Year	$ 17.99	$ 19.76	$ 19.51	$ 19.47	$ 18.89
Income (Loss) From Investment Operations:					
Net Investment Income *	0.62	0.47	0.51	0.51	0.53
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.45)	(1.77)	0.26	0.05	0.58
Total from Investment Operations	0.17	(1.30)	0.77	0.56	1.11
Distributions:					
Net Investment Income	(0.59)	(0.47)	(0.52)	(0.52)	(0.53)
Total from Distributions	(0.59)	(0.47)	(0.52)	(0.52)	(0.53)
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 17.57	$ 17.99	$ 19.76	$ 19.51	$ 19.47
Total Return ***	0.99%	(6.66)%	3.97%	2.93%	6.00%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 17,074	$ 9,431	$ 11,309	$ 11,715	$ 11,933
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.66%	1.83%	1.73%	1.71%	1.68%
Ratio of Net Investment Income to Average Net Assets	2.81%	1.60%	1.84%	1.91%	2.06%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of Net Investment Income to Average Net Assets	3.52%	2.47%	2.61%	2.67%	2.79%
Portfolio Turnover	16.24%	14.52%	29.76%	20.48%	11.64%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 51

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Net Asset Value, at Beginning of Year	$ 57.11	$ 71.62	$ 54.69	$ 45.90	$ 51.04
Income (Loss) From Investment Operations:					
Net Investment Income (Loss) *	0.08	(0.09)	(0.15)	0.10	0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	8.89	(11.58)	17.09	11.03	(3.99)
Total from Investment Operations	8.97	(11.67)	16.94	11.13	(3.82)
Distributions:					
Net Investment Income	(0.05)	-	(0.01)	(0.15)	(0.13)
Realized Gains	(1.59)	(2.84)	-	(2.19)	(1.19)
Total from Distributions	(1.64)	(2.84)	(0.01)	(2.34)	(1.32)
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 64.44	$ 57.11	$ 71.62	$ 54.69	$ 45.90
Total Return ***	16.17%	(17.09)%	30.97%	24.99%	(7.14)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 20,893	$ 22,117	$ 27,990	$ 21,889	$ 17,650
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.44%	1.38%	1.38%	1.46%	1.74%
Ratio of Net Investment Income (Loss) to Average Net Asset:	(0.07)%	(0.29)%	(0.40)%	(0.02)%	(0.13)%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Asset:	0.14%	(0.14)%	(0.24)%	0.22%	0.38%
Portfolio Turnover	6.58%	8.04%	14.90%	22.05%	95.51%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 52

ARCHER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	8/31/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019
Net Asset Value, at Beginning of Year	$ 24.13	$ 24.02	$ 18.99	$ 21.36	$ 22.52
Income (Loss) From Investment Operations:					
Net Investment Income *	0.75	0.58	0.53	0.69	0.63
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.89)	0.03	5.02	(2.35)	(1.16)
Total from Investment Operations	(0.14)	0.61	5.55	(1.66)	(0.53)
Distributions:					
Net Investment Income	(0.71)	(0.50)	(0.52)	(0.71)	(0.63)
Total from Distributions	(0.71)	(0.50)	(0.52)	(0.71)	(0.63)
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 23.28	$ 24.13	$ 24.02	$ 18.99	$ 21.36
Total Return ***	(0.59)%	2.51%	29.56%	(7.87)%	(2.30)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 19,361	$ 24,545	$ 23,596	$ 17,504	$ 17,809
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.43%	1.38%	1.44%	1.49%	1.72%
Ratio of Net Investment Income to Average Net Assets	2.71%	1.94%	2.02%	2.90%	2.23%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	3.15%	2.34%	2.47%	3.40%	2.96%
Portfolio Turnover	10.37%	18.05%	25.30%	37.00%	19.29%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 53

ARCHER FOCUS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

Years Ended			Period Ended	
	8/31/2023	8/31/2022	8/31/2021	8/31/2020	+
Net Asset Value, at Beginning of Period	$ 21.51	$ 25.41	$ 20.67	$ 20.00	
Income (Loss) From Investment Operations:					
Net Investment Income *	0.44	0.34	0.15	0.12	
Net Gain (Loss) on Securities (Realized and Unrealized)	1.23	(1.82)	4.69	0.65	
Total from Investment Operations	1.67	(1.48)	4.84	0.77	
Distributions:					
Net Investment Income	(0.40)	(0.29)	(0.10)	(0.10)	
Realized Gains	(0.97)	(2.13)	-	-	
Total from Distributions	(1.37)	(2.42)	(0.10)	(0.10)	
Proceeds from Redemption Fees **	-	-	-	-	
Net Asset Value, at End of Period	$ 21.81	$ 21.51	$ 25.41	$ 20.67	
Total Return ***	8.25%	(6.67)%	23.46%	3.96%	(b)
Ratios/Supplemental Data:					
Net Assets at End of Period (Thousands)	$ 9,028	$ 3,438	$ 3,691	$ 1,964	
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.77%	2.61%	3.28%	4.68%	(a)
Ratio of Net Investment Gain (Loss) to Average Net Assets	1.24%	(0.17)%	(1.51)%	(2.46)%	(a)
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	0.98%	0.98%	1.12%	1.20%	(a)
Ratio of Net Investment Income to Average Net Assets	2.03%	1.45%	0.64%	1.01%	(a)
Portfolio Turnover	69.27%	64.39%	120.30%	56.25%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

Annual Report | 54

ARCHER MULTI CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

Years Ended			Period Ended	
	8/31/2023	8/31/2022	8/31/2021	8/31/2020	+
Net Asset Value, at Beginning of Period	$ 10.97	$ 13.50	$ 10.32	$ 10.00	
Income (Loss) From Investment Operations:					
Net Investment Income (Loss) *	0.05	(0.02)	(0.03)	0.04	
Net Gain (Loss) on Securities (Realized and Unrealized)	1.13	(2.29)	3.23	0.31	
Total from Investment Operations	1.18	(2.31)	3.20	0.35	
Distributions:					
Net Investment Income	(0.04)	- **	(0.02)	(0.03)	
Realized Gains	(0.69)	(0.22)	-	-	
Total from Distributions	(0.73)	(0.22)	(0.02)	(0.03)	
Proceeds from Redemption Fees **	-	-	-	-	
Net Asset Value, at End of Period	$ 11.42	$ 10.97	$ 13.50	$ 10.32	
Total Return ***	11.75%	(17.42)%	31.07%	3.55%	(b)
Ratios/Supplemental Data:					
Net Assets at End of Period (Thousands)	$ 5,743	$ 4,262	$ 4,856	$ 2,274	
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.88%	1.98%	2.39%	3.05%	(a)
Ratio of Net Investment Loss to Average Net Assets	(0.46)%	(1.16)%	(1.70)%	(1.51)%	(a)
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%	(0.13)%	(0.26)%	0.58%	(a)
Portfolio Turnover	52.08%	62.50%	39.02%	39.09%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2023

NOTE 1.  ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of six funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Dividend Growth Fund (the “Dividend Growth Fund”), each a diversified fund, and the Archer Focus Fund (the “Focus Fund), and the Archer Multi Cap Fund (the “Multi Cap Fund), each a non-diversified fund, (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on September 27, 2005. The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation. The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation. The Focus Fund and Multi Cap Fund each commenced operations on December 30, 2019. The investment objective of the Focus Fund is long-term growth of capital. The investment objective of the Multi Cap Fund is long-term growth of capital. The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”). See Note 5 for additional information regarding the Advisor.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years

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AUGUST 31, 2023

(2020-2022) or expected to be taken in the Funds’ 2023 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the straight line method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expect that distributions will consist primarily of ordinary income. The Stock Fund, Focus Fund, and Multi Cap Fund may distribute dividends quarterly and capital gains annually, and expect that distributions will consist primarily of ordinary income. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee. The Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2023, the Balanced Fund, Income Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund collected $743, $2,990, $427, $499, $1,056, and $14 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by

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AUGUST 31, 2023

the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Neither the Balanced or Income Funds engaged in options activity during the fiscal year ended August 31, 2023.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. See Note 4 for additional information related to Structured Notes.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTE 3.  SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets,

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AUGUST 31, 2023

exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Equity securities (common and preferred stock, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, municipal bonds, preferred bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

U.S. government agencies & obligations. U.S. government agencies & obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2023:

<

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 31,775,128	$ -	$ -	$ 31,775,128
Corporate Bonds *	-	7,083,878	-	7,083,878
Municipal Bonds	-	2,335,395	-	2,335,395
Real Estate Investment Trust	1,830,207	-	-	1,830,207
Preferred Securities *	264,880	254,069	-	518,949
Structured Notes *	-	161,220	-	161,220
Money Market Fund	1,582,806	-	-	1,582,806
	$ 35,453,021	$9,834,562	$ -	$ 45,287,583

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The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2023:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds *	$ -	$ 7,626,233	$ -	$ 7,626,233
Exchange Traded Fund	30,750	-	-	30,750
Municipal Bonds	-	3,294,594	-	3,294,594
Preferred Securities *	262,750	466,002	-	728,752
Structured Notes *	-	266,143	-	266,143
U.S. Government Agencies & Obligations	-	4,096,133	-	4,096,133
Money Market Fund	895,844	-	-	895,844
	$ 1,189,344	$ 15,749,105	$ -	$16,938,449

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2023:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 20,341,912	$ -	$ -	$ 20,341,912
Real Estate Investment Trust	333,629			333,629
Money Market Fund	193,805	-	-	193,805
	$ 20,869,346	$ -	$ -	$ 20,869,346

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2023:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 17,410,336	$ -	$ -	$ 17,410,336
Real Estate Investment Trusts	1,349,577	-	-	1,349,577
Money Market Fund	519,097	-	-	519,097
	$ 19,279,010	$ -	$ -	$ 19,279,010

The following table summarizes the inputs used to value Focus Fund’s assets measured at fair value as of August 31, 2023:

FOCUS FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 8,019,433	$ -	$ -	$ 8,019,433
Real Estate Investment Trusts	681,834	-	-	681,834
Money Market Fund	308,134	-	-	308,134
	$ 9,009,401	$ -	$ -	$ 9,009,401

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The following table summarizes the inputs used to value Multi Cap Fund’s assets measured at fair value as of August 31, 2023:

MULTI CAP FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 5,488,580	$ -	$ -	$ 5,488,580
Real Estate Investment Trusts	159,224	-	-	159,224
Money Market Fund	91,729	-	-	91,729
	$ 5,739,533	$ -	$ -	$ 5,739,533

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended August 31, 2023; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use certain options (both traded on an exchange and over-the-counter), futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

As of August 31, 2023, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2023.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund

    $    161,220

Income Fund

    $    266,143

Unrealized gains and losses on derivatives during the year ended August 31, 2023, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Derivatives” as follows:

Balanced Fund

 $ (13,617)

Income Fund

 $ (18,009)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

There were no realized gains or losses on sales of Structured Notes, included in the Statement of Operations, in the location, “Net Realized Gain on Investments” for the year ended August 31, 2023 for the Balanced and Income Funds, respectively.

NOTE 5.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of each Fund’s average daily net assets. For the year ended August 31, 2023, the Advisor accrued the following fees before the waivers and reimbursements described below:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Advisor Fees Accrued	$ 218,581	$ 63,794	$ 104,422	$ 111,946	$ 30,249	$ 25,966

At August 31, 2023, the following fees were due to the Advisor or due from the Advisor after Advisor waived all fees and owed the fund for reimbursement of expenses:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Due to Advisor	$ 16,022	$ -	$ 3,084	$ 2,402	$ -	$ -
Due from Advisor	$ -	$ 3,314	$ -	$ -	$ 3,580	$ 2,458

The Advisor also performs administrative duties for the Funds including all regulatory reporting and necessary office equipment, personnel and facilities, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. As of and for the year ended August 31, 2023, Administrative fees earned and payable to the Advisor were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Administrative Fees Accrued	$ 218,581	$ 63794	$104,422	$ 111,946	$ 36,391	$ 30,416
Administrative Fees Due	$ 19,265	$ 7,186	$ 8,825	$ 8,297	$ 3,877	$ 2,583

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2023, the Advisor waived fees of $48,353.  Pursuant to the Expense Limitation Agreement, if

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the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2026 totaled $127,544.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2023 were as follows:

Subject to Repayment
Amount	by August 31,
$ 31,685	2024
$ 47,506	2025
$ 48,353	2026

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 0.96% of the Income Fund’s average daily net assets. For the year ended August 31, 2023, the Advisor waived fees of $63,794 and reimbursed the Income Fund $26,502 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.96% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2026 totaled $267,443.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2023 were as follows:

Subject to Repayment
Amount	by August 31,
$ 88,888	2024
$ 88,259	2025
$ 90,296	2026

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Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests)  do not exceed 1.23% of the Stock Fund’s average daily net assets.  For the year ended August 31, 2023, the Advisor waived fees of $43,793.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.23% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2026 totaled $118,492.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2023 were as follows:

Subject to Repayment
Amount	by August 31,
$ 37,418	2024
$ 37,281	2025
$ 43,793	2026

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year ended August 31, 2023, the Advisor waived fees of $99,666.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2026 totaled $290,229.

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The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2023 were as follows:

Subject to Repayment
Amount	by August 31,
$ 92,131	2024
$ 98,432	2025
$ 99,666	2026

Archer Focus Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Focus Fund invests) do not exceed 0.98% of the Focus Fund’s average daily net assets. For the year ended August 31, 2023, the Advisor waived fees of $30,249 and reimbursed the Focus Fund $17,868 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2026 totaled $167,367.

The amounts subject to repayment by the Focus Fund, pursuant to the aforementioned conditions, at August 31, 2023 were as follows:

Subject to Repayment
Amount	by August 31,
$ 59,180	2024
$ 60,070	2025
$ 48,117	2026

Archer Multi Cap Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Multi Cap invests) do not exceed 0.95% of the Multi Cap Fund’s average daily net assets. For the year ended August 31, 2023, the Advisor waived fees of $25,966 and reimbursed the Multi Cap Fund $22,199 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund

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ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.95% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2026 totaled $146,119.

The amounts subject to repayment by the Multi Cap Fund, pursuant to the aforementioned conditions, at August 31, 2023 were as follows:

Subject to Repayment
Amount	by August 31,
$ 50,964	2024
$ 46,990	2025
$ 48,165	2026

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”). MSS is the transfer agent and fund accountant of the Funds. For the year ended August 31, 2023, MSS earned fees of $169,097 from the Trust. The Focus Fund and Multi Cap Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million.

Brandon Pokersnik is the chief compliance officer of the Trust as of November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. For the year ended August 31, 2023, Mr. Pokersnik earned fees of $10,882 from the Trust.

Troy Patton is an officer of the Trust and President of the Adviser, and therefore an interested person. There are certain shareholders of the Funds that also have a direct, regular discretionary investment accounts with the Adviser. As compensation for its management services for these particular shareholder accounts, the Adviser’s annual fee shall be 1% of the market value of the assets under management. These fees are in addition to the Management Fees earned by the Adviser as reported on the Statement of Operations of each Fund and are included in shareholder redemptions in each Fund’s Statement of Changes in Net Assets. For the year ended August 31, 2023, the Advisor earned fees from these shareholder accounts as follows:

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
$ 5,449	$ 170	$ 3,990	$ 432	$ 29	$ -

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ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

NOTE 6.  INVESTMENTS

For the year ended August 31, 2023, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Purchases	$ 770,077	$ 4,688,145	$ 1,349,946	$ 2,233,013	$ 8,901,614	$ 3,472,936
Sales	$ 4,100,102	$ 1,689,476	$ 4,553,371	$ 5,518,247	$ 3,923,924	$ 2,582,990

For the year ended August 31, 2023, purchases and sales of U.S. government obligations were $5,342,505 and $1,287,867, respectively, for the Income Fund.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2023, the shareholders listed in the table below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund and may be deemed to control each of the respective Funds:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
First Clearing, LLC.	29%	29%	31%	28%	0%	0%
Wells Fargo Clearing Services, LLC.	28%	32%	30%	41%	68%	96%
NFS, LLC.	0%	31%	0%	28%	29%	0%

NOTE 8.  TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of August 31, 2023, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Unrealized Appreciation/(Depreciation)	$15,062,634	$ (865,660)	$ 9,974,155	$ 3,536,404	$528,288	$852,440
Undistributed Ordinary Income	101,175	5,944	12,537	145,616	24,257	3,567
Deferral of Post-October Losses	-	(20,080)	-	-	(251,814)	(480,420)
Undistributed long-term capital gains	-	-	806,100	-	-	-
Capital loss carryforward: +
Short term (no expiration)	-	(198,097)	-	(1,282,964)	-	-
Long term (no expiration)	(276,151)	(219,532)	-	-	-	-
Total Distributable Earnings/(Deficit)	$14,887,658	$(1,297,425)	$10,792,792	$ 2,399,056	$300,731	$375,587

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ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December ordinary losses are determined only at the end of each fiscal year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

As of August 31, 2023 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund

Gross unrealized appreciation on investment securities	$16,870,720	$ 39,781	$10,068,781	$ 4,582,574	$ 921,119	$ 1,136,599
Gross unrealized depreciation on investment securities	(1,808,086)	(905,441)	(94,626)	(1,046,170)	(392,831)	(284,159)
Net unrealized appreciation /(depreciation)	$15,062,634	$ (865,660)	$ 9,974,155	$ 3,536,404	$ 528,288	$ 852,440
Tax cost of investments (including short-term investments) *	$30,224,949	$ 17,804,109	$10,895,191	$15,742,606	$8,481,113	$ 4,887,093

* The difference between book and tax cost represents disallowed wash sales for tax purposes for the Balanced Fund and Multi Cap Fund.

The Funds paid the following distributions for the years ended August 31, 2023 and 2022, as applicable:

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2023	$ 570,289	Ordinary Income
Balanced Fund	8/31/2023	$ 857,664	Long Term Capital Gain

Income Fund	8/31/2023	$ 443,852	Ordinary Income

Stock Fund	8/31/2023	$ 15,291	Ordinary Income
Stock Fund	8/31/2023	$ 593,404	Long Term Capital Gain

Dividend Growth Fund	8/31/2023	$ 653,470	Ordinary Income

Focus Fund	8/31/2023	$ 215,267	Ordinary Income
Focus Fund	8/31/2023	$ 65,152	Long Term Capital Gain

Multi Cap Fund	8/31/2023	$ 20,869	Ordinary Income
Multi Cap Fund	8/31/2023	$ 311,064	Long Term Capital Gain

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ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2022	$ 469,788	Ordinary Income
Balanced Fund	8/31/2022	$ 471,298	Long Term Capital Gain

Income Fund	8/31/2022	$ 249,892	Ordinary Income

Stock Fund	8/31/2022	$ 1,063,473	Long Term Capital Gain

Dividend Growth Fund	8/31/2022	$ 507,765	Ordinary Income

Focus Fund	8/31/2022	$ 236,391	Ordinary Income
Focus Fund	8/31/2022	$ 125,592	Long Term Capital Gain

Multi Cap Fund	8/31/2022	$ 283	Ordinary Income
Multi Cap Fund	8/31/2022	$ 79,555	Long Term Capital Gain

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 10.  MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on each Fund and its investments and could result in increased premiums or discounts to each Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 11.  SUBSEQUENT EVENTS

On September 28, 2023, the following Funds declared distributions form ordinary income to shareholders of record as of September 28, 2023:

Ordinary Income

    Per Share Amount

Balanced Fund

      $146,120

                 $0.05

Income Fund

      $  60,968

$0.06

Dividend Growth Fund

      $  35,433

$0.04

Focus Fund

      $  36,878

$0.09

Multi Cap Fund

      $    2,828

$0.01

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ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

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 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees of

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund,

Archer Focus Fund and Archer Multi Cap Fund, each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, and Archer Multi Cap Fund, collectively the Funds, each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”).  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of August 31, 2023, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Archer Balanced Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, 2020 and 2019
Archer Income Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, 2020 and 2019
Archer Stock Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, 2020 and 2019
Archer Dividend Growth Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, 2020 and 2019
Archer Focus Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022 and 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020
Archer Multi Cap Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022 and 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk~~s~~ of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the

Archer Investment Series Trust since 2011

Huntingdon Valley, Pennsylvania

October 23, 2023

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ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2023 (UNAUDITED)

 Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period – March 1, 2023 through August 31, 2023.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Archer Balanced Fund
Beginning Account Value		Ending Account Value	Expenses Paid During the Period*
March 1, 2023		August 31, 2023	March 1, 2023 to August 31, 2023
Actual	$1,000.00	$1,081.93	$6.30
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023
Actual	$1,000.00	$ 998.78	$4.84
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.37	$4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

Archer Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023
Actual	$1,000.00	$1,136.39	$6.62
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Dividend Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023
Actual	$1,000.00	$ 978.63	$4.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.27	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Focus Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023
Actual	$1,000.00	$1,023.45	$5.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.27	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Multi Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2023	August 31, 2023	March 1, 2023 to August 31, 2023
Actual	$1,000.00	$1,112.56	$5.06
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2023 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (76) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (68) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 11711 N. College Ave., Suite200, Carmel, IN 46032

** The Trust currently consists of 6 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy C. Patton (55) Trustee & President & Chief Executive Officer, December 2009 to present	Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Umberto Anastasi (49) Treasurer and Chief Financial Officer, September 2015 to present	Mutual Shareholders Services, LLC –Vice President. 1999 – present.
C. Richard Ropka, Esq. (59) Secretary, December 2009 to present	Attorney – Ropka Law, LLC May 1, 2008 – present
Brandon Pokersnik (45) 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 Chief Compliance Officer, November 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008, Attorney, Mutual Shareholder Services, LLC, since June 2016, Owner/President, Empirical Administration, LLC, since September 2012
Mason Heyde (34) Assistant Compliance Officer, November 2017 to present	Archer Investment Corporation (2012 – present)

*    The address for each trustee and officer of the Trust is: 11711 N. College Ave., Suite200, Carmel, IN 46032

** The Trust currently consists of 6 Funds.

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ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2023 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

Each Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Funds first and third fiscal quarters end on November 30 and May 31. Each Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Liquidity Risk Management Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended August 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Renewal of the Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund, and the Archer Multi Cap Fund

The Board of Trustees of the Archer Investment Series Trust, including the Independent Trustees voting separately, reviewed and approved the continuance of the Funds’ Investment Advisory Agreement (“Advisory Agreement”) with Archer Investment Corporation(the “Advisor”) at a meeting held on August 17, 2023 (the “Meeting”).  All the Trustees, including all of the Independent Trustees, were present electronically for the Board’s consideration and approval of these matters.1

____________________________

1 All of the participants in the Meeting, including the Executive Session, participated telephonically and/or by video conference.  Because of the Covid 19 pandemic, the SEC by no-action letter has waived in-person voting requirements for the approvals and renewals of advisory contracts, as well as other matters for which in person voting is required. For the time period approved by the no-action letter, such matters may now be approved and telephone or electronic meetings, provided all of the Trustees can hear and be heard.  The Fund relied on this no-action authority to conduct the August 17, 2023 Meeting electronically even though the agenda items to the Meeting included the renewal of advisory and distribution contracts for the Fund as well as the reappointment of the Fund's auditor.

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ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

At the meeting, Counsel advised the Trustees and the Independent Trustees of their statutory and fiduciary obligations in determining whether to approve the renewal of the Advisory Agreement. In connection with their consideration of these matters, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders, and the Adviser provided both written and oral information responsive to the Board’s request. In particular, the Trustees requested and reviewed information provided by the Adviser related to the following: (i) the nature, extent and quality of the services provided by the Adviser, (ii) the investment performance of each Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with each Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale are realized as the Funds advisor and as the Funds grow.

With respect to the nature, extent and quality of the services provided by the Adviser, the Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment, operational and compliance personnel. The Trustees considered the roles of each person as well as their relevant experience in the financial services industry, noting in particular that Troy Patton had managed the Funds assets since the inception of the predecessor Archer Funds in 2005 and that John Rosebrough, who has been a co-manager of the Fund since November 2010. The Trustees also discussed and considered the responsibilities of the Adviser under the Investment Advisory Agreement, noting that the Adviser is responsible for providing each Archer Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of each Fund. The Trustees also considered the quality of administrative and other services provided to each Fund, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs.

With respect to each Fund’s performance, the Trustees reviewed each Funds’ performance over various periods and compared such performance to the returns of relevant securities and averages of comparably managed mutual funds. The Trustees considered the consistency of the Adviser’s management of the Funds with their respective investment objectives and policies along with the overall performance of each Fund as presented to the Trustees in the materials at this meeting and those which the Trustees had reviewed at each prior quarterly Board meeting throughout the past fiscal year.

As to the Archer Balanced Fund, the Trustees recognized that the Fund is the flagship fund of the Archer fund complex and had achieved an overall four-star rating from Morningstar, and that over a ten-year period, the Fund had outpaced its Morningstar category average return. The Fund has generally performed above average of funds in its category since inception with respect to total return, while year-to-date the Fund is ranked in the top 41% of Funds in its category and in the top 25% of funds in its category for the years 2021 and 2022. In particular, the Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $22,161.00 compared to its category, which would have yielded a $19,583.00 return. Finally, the Trustees noted that the Fund had generally achieved positive annualized returns across its longer-term standard annualized performance measurement time frames three-, five- and ten-year periods of 8.44%, 6.39% and 7.30%, respectively, compared to its category which were reported as 6.39%, 6.23%, and 6.77%, respectively.

They also noted that the Fund’s calendar year-to-date performance through July 21, 2023, was negative, which was consistent with the market during that period. With respect to its performance relative to its primary benchmark, the Dow Jones Moderate Portfolio Index, the Trustees noted the Fund had outperformed the benchmark for a calendar year-to-date (-3.2% vs. -4.1%).

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ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

The Trustees noted that the Archer Balanced Fund’s 2021, 2022 and year-to-date Total Return % compared to its category and index were: as for 2021 - 17.56%, 13.89% and 12.37%; as for 2022 - -11.57%, -13.64% and -15.32%; and as for year-to-date 9.77%, 9.25% and 11.42%, respectively.  In general, the Fund outperformed the category and index during these periods and was in the top 25% of its category in year 2021 and 2022 and top 50% of its category year-to-date.

As to the Archer Stock Fund, the Trustees noted that the Fund had underperformed funds in its Large-Cap No-Load category since inception, although in 2020 it outperformed its comparative category and the index. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $28,175.00 compared to its category, which would have yielded a $31,777.00 return. The Trustees noted that with respect to the year-to-date Total Return % the Fund outperformed its category, however it underperformed the index.  Finally, the Trustees noted that the Fund had generally achieved positive annualized returns across its longer-term standard annualized performance measurement time frames, year to date, three-, five-year periods of 16.98%, 10.3%, and 8.4, respectively, compared to its category, which were reported as 12.4%, 15.3%, and 7.9%, respectively. The Trustees noted that the Fund underperformed in the three-year and outperformed the year-to-date and five-year comparative periods in its standard annualized performance measurement time frames compared to its category and its benchmark.

The Trustees noted that the Archer Stock Fund’s 2021, 2022 and year-to-date Total Return % compared to its category and index were: as for 2021 – 23.67, 26.07 and 26.44; as for 2022 - -20.32, -16.96 and -19.50; and as for year-to-date 16.98, 15.75 and 19.42, respectively. The Trustees noted that the Fund generally underperformed the category and index during these periods and was in the lower 25% of its category in year 2021 and 2022 and lower 50% of its category year-to-date.

As to the Archer Income Fund, the Trustees found that the Fund was rated as a four-star fund by Morningstar and it had underperformed its benchmark, the Barclays US Aggregate Bond Index during the year-to-date period.  The Fund’s total return year-to-date was 0.98% compared to the Fund’s benchmark, which was 2.51%. The Trustees noted that the Fund’s three-year tax cost ratio at 1.11% was comparatively lower than its category, which was 1.27%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $11,576.00 compared to its category which would have yielded a $11,669.00 return.

The Trustees noted that the Archer Income Fund’s 2021, 2022 and year-to-date Total Return % compared to its category and index were: as for 2021 – 1.52, -0.67 and -1.21; as for 2022 - -6.84, -13.27 and -12.89; and as for year-to-date 0.98, 2.75 and 2.51, respectively.  The Trustees noted that the Fund generally outperformed the category and the index during the periods 2021 and 2022 and underperformed its category and the index during the year-to-date period. The Trustees noted that the Fund was in the upper 25% of its category in year 2021 and 2022 and lower 25% of its category year-to-date.

They also noted that the Fund’s calendar year-to-date risk (standard deviation) performance through July 21, 2023 was positive, With respect to its performance relative to its category and benchmark, the Trustees noted the Fund had underperformed its benchmark for a calendar year-to-date 3.3% and 5.6% respectively.

As to the Archer Dividend Growth Fund, the Trustees found that the Fund was rated as a one-star fund by Morningstar which was reduced from a two-star fund from last year.  In response, the Advisor noted that the Fund’s portfolio investments focus on dividends which those stocks were out of favor the near yet in favor in 2022 thus resulting in a positive return in a down market.  The Trustees noted that the Fund had underperformed the benchmark for the most recent three-month period by 12.0% and 12.5%, respectively, and year-to-date period by 11.90% and 13.9%,

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ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

respectively, and for the three-year period by 15.3% and 17.5%, respectively. The Trustees noted that the Fund underperformed the benchmark during these periods. The Fund’s total return year-to-date was -0.83% compared to the Fund’s category which was 7.35%, and the index which was 9.25%. The Trustees noted that the Fund’s three-year tax cost ratio at 1.02% was comparatively lower than its category, which was 1.64%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $14,482.00 compared to its category, which would have yielded a $18,352.00 return. The Trustees noted that the Fund, over its lifetime, was consistently inconsistent with its Morningstar ranking.

As to the Archer Multi Cap Fund, the Trustees noted that the Fund’s inception date was December 31, 2019, and therefore has a limited performance history. The Trustees noted that the Multi Cap Fund outperformed its benchmark, the S&P 500 Mid-Cap Index, during the three-month period, the year-to-date period and underperformed its benchmark during the three-year period (10.7% / 8.8%, 15.4% / 12.4%, and 8.4% / 15.3%, respectively). The Trustees noted that the Fund’s total return year-to-date (July 21, 2023) was 15.38% compared to the Fund’s category, which was 26.55%.  The Trustees noted that the Fund underperformed its category and the index in 2021 and outperformed its category and index in 2022.  The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $12,446.00 compared to its category, which would have yielded a $14,331.00 return.

As to the Archer Focus Fund, the Trustees noted that the Focus Fund, similar to the Multi Cap Fund, has an inception date was December 31, 2019, and therefore also has a limited performance history. The Trustees noted that the Focus total assets under management were approximately $9.5M while the average fund size was approximately $35M.  The Trustees noted that relative to the risk (standard deviation), the Focus Fund underperformed its benchmark, the Dow Jones Industrial Average, during the three-month period, the one-year period and three-year period (9.9%, 13.0%, and 17.8% v. 11.3%, 13.1%, and 18.1%, respectively). The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $13,130.00 compared to its category, which would have yielded a $13,865.00 return. The Trustees noted that the Fund had mixed annualized total returns performance measurement time frames for calendar years 2021 and 2022, and year-to-date of 19.99%, -9.37% and 9.66%, respectively, compared to its category, which were reported as 26.07%, -16.96% and 15.75%, respectively, with similar comparable figures to its benchmark.

After considering and discussing the performance of each of the Funds further, the Board found that the Fund's performance reflected the Adviser’s ability to effectively manage the Funds’ assets on a long-term basis in different market environments. The Trustees also concluded that the Adviser’s experience and the historical performance data provided, and other relevant support, the fact that the investment performance of each of the Funds and the Adviser was satisfactory.

With respect to the fees and expenses paid by the Fund, the Board compared each Fund’s management fees and net expense ratios against its respective category.  As to the Archer Balanced Fund, the Trustees noted that the Fund’s Net Expense Ratio is 1.20% while the average net expense ratio of its, the Moderate Allocation category, was 0.828% in 2022, which is lower than the Fund.  The Trustees noted that the Adviser’s Management Fee is 0.50%, while the average n the Fund’s comparative category is 0.50%.  The Trustees also noted that the average Net Expense Ratio of Funds in the Balanced Fund’s category having assets under management between $25M and $75M was 1.10% which is lower than the Balanced Fund net expense ratio and the average Management Fee in this range and category was .64% which is higher than the Balanced Fund’s management fee.

As to the Archer Dividend Growth Fund, the Trustees noted that the Fund’s Net Expense Ratio is 0.98% while the average in its Large Cap No-Load category was 0.960% in 2022 which was lower than the Fund. The Trustees noted that the average Net Expense Ratio of Funds in the Dividend

Annual Report | 80

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

Growth Fund’s Morningstar category having assets under management between $15M and $30M was 1.12% which is higher than the Dividend Growth Fund’s  and an average Management Fee of .61% compared to the Fund’s of .50%.

As to the Archer Income Fund the Trustees noted that the Fund’s Net Expense Ratio is 0.960% while the average in its Intermediate Term No-Load category was 0.750% in 2022. The Trustees also noted that the average Net Expense Ratio of Funds in the Income Fund’s category having assets under management between $10M and $25M was 0.90% which is lower than the Income Fund’s net expense ratio and the average Management Fee in this range and category was  0.42% which is lower than the Income Fund’s management fee of 0.50%.

As to the Archer Stock Fund the Trustees noted that the Fund’s Net Expense Ratio is 1.20% while the average in its mid-cap category was 0.856%, in 2022. The Trustees also noted that the average Net Expense Ratio of Funds in the Stock Fund’s category having assets under management between $20M and $50M was 0.98% which is lower than the Income Fund’s net expense ratio and the average Management Fee in this range and category was 0.57% which is higher than the Stock Fund’s management fee of 0.50%.

As to the Archer Focus Fund the Trustees noted that the Fund’s Net Expense Ratio is 0.98% while the average in its Intermediate Term No-Load category was 8.56%.  The Trustees also noted that the average Net Expense Ratio of Funds in the Stock Fund’s category having assets under management between $5M and $100M was 1.11% which is lower than the Focus Fund’s net expense ratio and the average Management Fee in this range and category was 0.51% which is higher than the Focus Fund’s Management Fee of 0.50%.

As to the Archer Multi-cap Fund the Trustees noted that the Fund’s Net Expense Ratio is 0.95% while the average in its Intermediate Term No-Load category was 0.997%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.50%.

The Adviser also provided the Board with information on its profitability in serving as the Funds’ Adviser. The Board discussed with the Adviser the methodology utilized in assembling the information regarding profitability and considered its reasonableness, noting that the Adviser is profitable regarding its relationship with the Funds and the Adviser’s desire to remain competitive as reflected by its desire to continue to reduce both its adviser fees and administration fees accessed to the shareholders. The Trustees also considered potential benefits for the Adviser in managing the Funds, noting also that the Adviser has been engaged by the Trust to perform certain administrative services under a separate Administration agreement where the Advisor receives a fee of 0.50%. The Trustees noted that the Advisor had reduced its Management fee at various times throughout the life of the Archer Investment Serie Trust so that the Management Fees across all the Archer Funds was 0.50%. The Trustees also noted that the Advisor has agreed to maintain its expense limitation agreement with each of the Archer Funds for an additional three-year period.  Finally, the Trustees considered the terms and conditions of the Adviser’s D&O/E&O policy and how that policy would affect the Adviser’s ability to meet unexpected financial contingencies.

After discussion, the Independent Trustees concluded that, based on the foregoing, that the fees to be paid to the Adviser by each Archer Fund and the profits to be realized by the Adviser, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Adviser is financially capable of satisfying its obligations under the Management Services Agreement.

Annual Report | 81

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2023 (UNAUDITED)

With respect to economies of scale, the Trustees noted that the Management Services Agreement did not have breakpoints that would reduce the advisory fee rate on assets above specified levels. However, the Trustees did note that the Adviser has historically voluntarily reduced certain of the Archer Funds’ Management Fees and expense limitations which benefited the shareholders, and that the Adviser continues to seek opportunities to reduce fund expenses of its service providers, including voluntarily reducing its administrator’s fee.  The Trustees also considered the potential benefits for the Adviser in managing multiple series under the Trust, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into one of the Funds. Finally, the Trustees also considered the Funds’ brokerage practices, the fact that the Adviser did not currently engage in any soft dollar relationships and that the average commission rates paid by each Fund were concluded to be fair and reasonable.

Prior to voting, the Independent Trustees reviewed the proposed renewal of the Management Services Agreement with management and had the opportunity to meet in a private session with their legal counsel at which no representatives of the Adviser were present.

After having received the Adviser’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Trustees concluded that: (i) based on both short-term and long-term performance of each Archer Fund and the other services provided under the Management Services Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, the Adviser has provided quality services to the Fund; (ii) each Funds’ advisory fee is reasonable in comparison to comparable managed funds, and the Adviser is providing quality portfolio management services to the Fund; (iii) shareholders are being provided quality investment management services at a total expense ratio that reasonably compares to other funds managed in the same investment style; (iv) at the present time and at current asset levels of each Archer Fund, it would not be relevant to consider the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale; the Independent Trustees did note that, if a Fund begins to experience significant growth in its assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Management Services Agreement; and (v.) while there are certain “fallout benefits” to the Adviser flowing from its relationship to the Fund,  including the administrative services fee that the Fund pays to the Adviser under a separate agreement, given the amounts involved, these payments did not change the Trustees’ views as to the reasonableness of the advisory fee paid by the Fund.

No single factor was considered in isolation to be determinative to the decision of the Trustees to approve continuance of the Management Services Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Management Services Agreement for an additional annual period.

As a result of their considerations, the Board of Trustees, including all the Independent Trustees, determined that the continuation of the current advisory agreement between each Fund and the Adviser is in the best interests of each Fund and its shareholders, and adopted resolutions to that effect.

Annual Report | 82

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

11711 N. College Ave., Suite200

Carmel, IN 46032

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

2617 Huntingdon Pike

Huntingdon Valley, PA 19006

LEGAL COUNSEL

Ropka Law, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2023

$ 54,000

FY 2022

$ 52,500

(b)

Audit-Related Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2023

$ 11,100

FY 2022

$ 10,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2023

$ 11,100

FY 2022

$ 10,500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

Not applicable.

(j)

 Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: November 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: November 8, 2023

* Print the name and title of each signing officer under his or her signature.